Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3668
                                    --------

                         The Wright Managed Income Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                Janet E. Sanders
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                  -------------
                             Date of Fiscal Year End

                                  June 30, 2008
                                 ----------------
                            Date of Reporting Period

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ITEM 1. REPORTS TO STOCKHOLDERS

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS




                           SEMI-ANNUAL REPORT
                           ------------------
                           JUNE 30, 2008

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund









THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-----------------------------------------------


THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST AND TWO FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE FIVE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE
VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). Over 31,000 global companies (covering 63 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) (the Fund) seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P 400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) (the Fund) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) (the Fund) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts
(ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.


TWO FIXED-INCOME FUNDS

WRIGHT TOTAL RETURN BOND FUND (WTRB)(the Fund) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman U.S. Aggregate Bond Index.

Wright Current Income Fund (WCIF)(the Fund) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman GNMA Backed Bond Index.



TABLE OF CONTENTS
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Investment Objectives...........................inside front & back cover
Letter to Shareholders...................................................2
Management Discussion....................................................4
Fund Expenses............................................................9
Board of Trustees Annual Approval of the Investment Advisory Agreement..53 Important Notices Regarding Privacy, Delivery of Shareholder Documents,
Portfolio Holdings and Proxy Voting.....................................54

                FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................11
     Statement of Assets & Liabilities.........14
     Statement of Operations...................14
     Statements of Changes in Net Assets.......15
     Financial Highlights......................16

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................17
     Statement of Assets & Liabilities.........20
     Statement of Operations...................20
     Statements of Changes in Net Assets.......21
     Financial Highlights......................22

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................23
     Statement of Assets & Liabilities.........26
     Statement of Operations...................26
     Statements of Changes in Net Assets.......27
     Financial Highlights......................28

   NOTES TO FINANCIAL STATEMENTS...............29


THE WRIGHT MANAGED INCOME TRUST
   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................35
     Statement of Assets & Liabilities.........39
     Statement of Operations...................39
     Statements of Changes in Net Assets.......40
     Financial Highlights......................41

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................42
     Statement of Assets & Liabilities.........45
     Statement of Operations...................45
     Statements of Changes in Net Assets.......46
     Financial Highlights......................47

   NOTES TO FINANCIAL STATEMENTS...............48


LETTER TO SHAREHOLDERS
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                                                 July 2008

Dear Shareholders:

Given the poor performance of global stock and bond markets in the first half of 2008, this may be an appropriate time for an expanded discussion of the economic and market prospects over the balance of the year and in 2009. As daunting as the obstacles to near-term growth are, it is important to remember that market turns always come well in advance of a return of economic prosperity. With this in mind, it is not unreasonable to expect a marked improvement in the market climate during the second half of 2008 in anticipation of better economic and credit conditions over the course of 2009.

                               CURRENT CONDITIONS

With the help of multi-billion dollar tax rebates and a strong export sector, the U.S. economy avoided recession in the first half of 2008, while the S&P 500 flirted with the 20% decline from its peak that generally designates a bear market. Whether or not the economy continues to advance and markets rebound appears to depend to a significant degree on the course of oil prices, which have so far proved unusually resilient to global economic slowdown. Energy demand has softened, but concerns about potential supply disruptions have combined with ongoing capital flows into commodities and a weaker dollar to push crude oil futures to $145 a barrel in early July, a level that, if sustained, poses both inflation and recession risks around the globe. (Fortunately, oil has retreated, although further declines are both needed and likely, in our view.) On the other hand, once oil prices begin to retreat that will act as a catalyst for receding inflation, rising confidence and renewed economic growth, better in many ways than the tax cuts and monetary remedies that have been employed so far. Stock prices ought to anticipate these more favorable trends by six months or more, lending support to the case for a much improved second-half performance in the equities markets.

                              CENTRAL BANK DILEMMA

As July began, the European Central Bank (ECB) bowed to inflation concerns and raised its base lending rate from 4.00% to 4.25%, the second increase in four months. The Bank of England (BOE), like the U.S. Federal Reserve (the Fed), reduced interest rates by one-quarter percentage point during the second quarter, but it is now wrestling with the possibility of raising rates to head off inflation pressures. In developing economies, interest rates have increased and energy subsidies have been reduced, both of which will tend to slow growth and reduce inflation. In the U.S., the Fed struggled with the growth/inflation question during the second quarter, holding its fed funds rate target at 2% at its June policy meeting. In our view, while commodities prices may yet be a problem, the Fed is likely to leave interest rates at current low levels out of concern for weak credit conditions, recessions in the home building and auto industries, and the softening labor market, where more than 500,000 private sector jobs were lost over the first six months of 2008.

We also believe that the unfolding economic slowdown will be big enough to produce a cooling off of global inflation pressures - limiting the scope of further interest rate increases from the ECB or BOE - and yet not so big that the global economy drops into outright recession. That is the sweet spot that the world's central bankers are aiming for, and the probability of their success relies on the fact that no tree grows to the sky - not even the oil tree. Having seen the way high oil prices resulted in a 6 million barrel per day (10%) contraction in world oil consumption over the 1980-83 period (which in turn set the stage for two decades of lower oil prices), we believe that the bubble in crude is close to the bursting point. Of course, the longer that oil and commodities prices defy gravity, the greater the risks to world economies and markets.

                           STOCK AND BOND MARKET RECAP

Stocks rallied for the first two months of the second quarter before giving up those gains in June. As the markets took their July 4 holiday break, the S&P 500 stood at 1,263, close to a two-year low and 19% below last October's price peak. Unlike the first quarter, when all 10 of the S&P 500's market sectors declined, the second quarter saw gains in four sectors: energy (17%), utilities (7%), materials (4%) and technology (2%). In fact, excluding stocks in the financial sector, which hemorrhaged 19% in price during the second quarter (Q2), the rest of the S&P 500 had a net decline of only 0.3% - although the month of June was off more than 6%. If you exclude both financials and energy, the other 333 stocks in the S&P 500 lost nearly 3% in the second quarter on top of the first quarter's 8% decline. Since October's market peak, energy stocks have returned 11%, financials have lost 43%, and the rest of the S&P 500 has averaged a 14% market correction. Early in the third quarter, energy and materials stocks have been among the weaker sectors of the market, reinforcing our suspicion that new market leadership will be required before a new upleg in stock prices can be sustained.

Since August 2007, the Fed has cut interest rates by 325 basis points, injected billions of dollars of liquidity into the market, and instituted a number of new lending facilities for banks and primary securities dealers in an effort to shore up credit markets. The Fed's efforts met with a modicum of success in the second quarter, as credit spreads declined modestly. Still, mortgage rates and interest rates on corporate borrowings rose in the quarter, and credit conditions must still be considered to be relatively tight, despite the fact that the real fed funds rate is effectively zero. Mortgage-backed securities and corporate bonds, particularly at the shorter end of the yield curve, performed better than Treasuries in Q2, although toward the end of the quarter renewed evidence of risk aversion began to be seen. Bond markets outside the U.S. generally trailed the U.S. bond market in Q2 as interest rates rose around the globe and the U.S. dollar rebounded modestly, recovering less than 5% of the ground lost to the major foreign currencies over the past six years.

                                ECONOMIC OUTLOOK

Even if the U.S. manages to avoid recession, pretty clearly the growth outlook is somewhat muted. In fact, it may be difficult for the U.S. economy to do much better than the 1% or so growth rate experienced over the past nine months, and a short shallow recession cannot be ruled out in the event that more credit problems emerge or energy prices perversely go still higher. Housing figures detract from Gross Domestic Product (GDP) growth in diminishing amounts, but a return to robust residential construction will first require a working down of large inventories of unsold homes. Likewise, the contribution to economic growth from the auto industry will likely be meager for a while since the capacity to produce the "green" vehicles that consumers want now is somewhat limited. What's more, consumers are in no position to step up their spending in any big way - not with incomes constrained by job losses and confidence shaken by $4 a gallon gasoline. These depressing effects will be only partially offset by the limited tax rebates going out to consumers over Q2 and Q3. It may well be the fourth quarter of 2009 before a return to trend growth of 2.5%-3% can be achieved - which would make the growth trajectory over the next 18 months similar to the stunted takeoff from the 2001 recession.

As to the prospects for inflation, we repeat what we said three months ago: "The Fed's latest moves to bolster credit and economic growth may have inflationary consequences." Nevertheless, second-quarter price action in gold (down), crude oil (up) and the dollar (stronger) presents a mixed picture, unlike the first quarter, when all of these inflation indicators were flashing a red light on inflation risks. Still, our view is that inflation ought to remain a secondary consideration for the Fed, subordinate to the need to return the credit markets to normal functioning and get the economy's growth engines restarted. Without question, yield spreads got too low, mortgage investors too complacent and lending standards too lax in 2007, making some of the subsequent tightening entirely appropriate. A reduction in home prices and some overdue deleveraging of the U.S. consumer sector, though painful in the short run, can only be positive in the longer term scheme of things.

                                  RISKS REMAIN

The  rise  in  oil  and  commodity  prices,   which  is  both  inflationary  and
recessionary, is at odds with the global economic slowdown and demand destruction now occurring in energy and resource markets. Still, that doesn't mean these trends will reverse in the near term since the extremes that any market can get to are often as surprising as they are dramatic. Obviously a key threat to the economy and markets midway through 2008 is that oil prices continue to range in slowdown-inducing territory. By the same token, though, should commodity prices fall sharply, the effect on consumer confidence should be quite salutary. Nominal GDP growth may not be much higher, but its composition would take a favorable turn - i.e., more real growth with less inflation.

Another risk to capital markets heading into 2009 is the possibility of tax increases next year - capital gains, dividend treatment, income tax rates, corporate taxes and payroll taxes all appear to be in play. In fact, we suspect that some of the recent market weakness may be attributed to concerns on how a sweep of Congress and the White House by the Democrats might lead to tougher treatment of capital (vis-a-vis labor). Our view is that the likely backdrop of muted economic expansion over the next couple years will not allow Washington to impose the large tax increases that some fear.

In the current market environment, it is especially important to maintain a focus on high-quality securities. In times like this, the wisdom of investing in a diversified portfolio of high-quality securities becomes abundantly clear. At Wright Investors' Service, we continue to reject investment fads in favor of investment principles. In our view, the 2007-08 financial crisis, like earlier ones, will create as many opportunities as challenges. While the bottom in stocks may not yet have been seen, we take encouragement from the fact that stock price/earnings multiples are at multiyear lows as the third quarter gets under way. If you have any questions or suggestions on how we can better serve your investment and wealth management needs, please let us know.

                                             Sincerely,

                                             /s/ Peter M. Donovan
                                             --------------------------
                                             Peter M. Donovan, President

MANAGEMENT DISCUSSION
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EQUITY FUNDS

IN THE FIRST HALF OF 2008, THE S&P 500 LOST NEARLY 12%. STOCKS FELL EARLY IN THE YEAR AS INVESTORS REALIZED THAT THE EFFECTS OF THE MORTGAGE MELTDOWN ON THE FINANCIAL SYSTEM THAT KEEPS THE ECONOMY MOVING WAS MORE SEVERE AND LIKELY TO LAST LONGER THAN PREVIOUSLY EXPECTED. IN MARCH, AFTER THE FEDERAL RESERVE (THE
FED) ENGINEERED THE RESCUE OF COLLAPSED INVESTMENT BANK BEAR STEARNS BY JPMORGAN CHASE AND TOOK STEPS TO ENHANCE LIQUIDITY IN THE CREDIT MARKETS, INVESTOR SENTIMENT IMPROVED. THE MARKET RALLY WAS SHORT-LIVED, HOWEVER, AS SENTIMENT AGAIN TURNED NEGATIVE MIDWAY THROUGH THE SECOND QUARTER. ALTHOUGH THE FED MAY HAVE PREVENTED THE WORST-CASE OUTCOME FROM THE COLLAPSE OF THE HOUSING BUBBLE, IT BECAME CLEAR THAT FINANCIAL INSTITUTIONS WOULD BE TAKING MORE WRITE-OFFS OF DISTRESSED ASSETS, FORCING THEM TO RAISE MORE CAPITAL. THERE WAS ALSO AN INCREASE IN UNCERTAINTY ABOUT FED POLICY. EARLY IN 2008, THE FED WAS CONCENTRATING ITS EFFORTS ON EASING THE CREDIT CRUNCH AND TRYING TO GET THE FINANCIAL SYSTEM RUNNING SMOOTHLY. BUT LATE IN JUNE, THE FED PAUSED IN ITS EASING PROGRAM AND WAS PUTTING MORE FOCUS ON THE POTENTIAL FOR HIGHER INFLATION CAUSED BY THE RUN-UP IN COMMODITY PRICES. AT THE SAME TIME, THE RISK OF RECESSION STILL LOOMED AS CONSUMER SPENDING POWER AND CONFIDENCE WERE BEING SAPPED BY HIGHER ENERGY PRICES, DECLINING HOME PRICES AND A SOFT JOBS MARKET.

BY THE END OF THE SECOND QUARTER, THE S&P 500 HAD GIVEN BACK JUST ABOUT ALL IT HAD GAINED IN THE MARCH-MAY RALLY. ON JUNE 30, THE DOW, THE S&P 500 AND NASDAQ WERE ALL CLOSE TO BEING IN "BEAR MARKET" TERRITORY, I.E., HAVING PRICE DECLINES APPROACHING 20% FROM 2007'S PEAKS. (EARLY IN THE THIRD QUARTER, THE AVERAGES' RETREATS DID MEET THE "BEAR MARKET" DEFINITION.) IN TOTAL RETURN TERMS, FOR THE SECOND QUARTER THE S&P 500 LOST 2.7%, BRINGING ITS HALF-YEAR LOSS TO NEARLY 12%. THE DOW JONES INDUSTRIALS TOOK A BIGGER HIT IN THE QUARTER, LOSING 6.9% FOR A FIRST-HALF LOSS OF ABOUT 13%; NASDAQ WAS SLIGHTLY POSITIVE IN THE SECOND QUARTER WITH A 0.8% RETURN, BUT IT ALSO LOST ABOUT 13% IN THE FIRST HALF OF 2008. LIKE NASDAQ, THE S&P MIDCAP 400 AND SMALLCAP 600 HAD POSITIVE RETURNS IN THE SECOND QUARTER (5.4% AND 0.4%, RESPECTIVELY), TOPPING THE S&P 500 AS THEY DID IN THE FIRST QUARTER. THE MIDCAPS LOST JUST 3.9% IN THE FIRST HALF; THE SMALLCAPS LOST 7.1%. IN THE FIRST HALF OF 2008, MARKETS OUTSIDE OF THE UNITED STATES SHARED THE ANXIETY ABOUT THE ECONOMIC OUTLOOK AND THE CREDIT CRISIS. IN THE FIRST QUARTER, THE MSCI WORLD EX U.S. INDEX'S DOLLAR LOSS OF 8.7% BENEFITED FROM THE DEPRECIATION OF THE DOLLAR; IN THE SECOND QUARTER, SLIGHT APPRECIATION OF THE DOLLAR HURT RESULTS, THOUGH THE INDEX'S LOSS OF 1.2% WAS STILL SMALLER THAN THE S&P 500'S.

THE BOTTOMING PROCESS FOR STOCKS COULD BE A PROLONGED, BUMPY ONE. CORPORATE PROFIT GROWTH WAS DISAPPOINTING IN THE FIRST HALF OF 2008 AND EXPECTATIONS FOR THE SECOND HALF ARE LIKELY TO BE REVISED LOWER. THIS COULD CONTRIBUTE TO NEAR-TERM VOLATILITY IN THE STOCK MARKET, WHICH ALREADY FIGURES TO REFLECT UNCERTAINTY ABOUT THE ECONOMY AND THE HEALTH OF THE CREDIT MARKETS (FACTORS WHICH CONTRIBUTED TO STOCK MARKET WEAKNESS EARLY IN Q3). POSITIVE FOR STOCKS IS THE CURRENT LOW VALUATION RESULTING FROM THE LATEST SELL-OFF; AT MID-YEAR, THE S&P 500'S FORWARD P/E MULTIPLE WAS MORE THAN TWO PERCENTAGE POINTS BELOW ITS AVERAGE SINCE 1985. EVEN A MODEST INCREASE IN MULTIPLES AS INVESTORS BEGIN TO ANTICIPATE BETTER CONDITIONS DEVELOPING IN 2009 COULD GENERATE DOUBLE-DIGIT RETURNS FROM EQUITIES IN THE COMING 12 MONTHS. MANY INTERNATIONAL MARKETS ARE ATTRACTIVELY VALUED AND THE INCLUSION OF INTERNATIONAL EQUITIES IN PORTFOLIOS IS LIKELY TO ENHANCE RETURNS AS WELL AS PROVIDE DIVERSIFICATION.


                                       2008    2007    2006   2005    2004   2003    2002    2001   2000    1999   1998
   Total Return                      6 Mos.    Year    Year   Year    Year   Year    Year    Year   Year    Year  Year
   -------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip
     Equities Fund (WSBC)             -7.3%   11.6%    3.8%  11.1%   15.7%  30.1%  -17.0%  -10.2%  10.8%    5.8%   0.1%
   Wright Major Blue Chip
     Equities Fund (WMBC)            -13.3%    6.0%   11.6%   6.2%   12.4%  23.2%  -24.5%  -16.9% -12.5%   24.0%  20.4%
   Wright International Blue Chip
     Equities Fund (WIBC)             -9.8%    5.5%   28.5%  21.1%   17.7%  32.0%  -14.5%  -24.2% -17.6%   34.3%   6.1%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 in the first half of 2008, posting a smaller loss in the first quarter and a positive return in the second. The Wright Selected Blue Chip Fund (WSBC) (the Fund), which is a mid-cap blend fund, also outperformed the S&P 500 in the first half of 2008, although it lagged the S&P MidCap 400. WSBC returned 4.7% in the second quarter of 2008 compared to a 5.4% return for the S&P MidCap 400. For the entire first half of 2008, WSBC lost 7.3% compared to a 3.9% loss for the S&P MidCaps. Most of the WSBC's underperformance in the first quarter of 2008 compared to the S&P MidCaps was due to the lagging performance of its financial holdings compared to those in the benchmark. This reversed in the second quarter, when the Fund's financial holdings outperformed the S&P MidCaps, although in absolute terms financials remained weak. Among the financial contributors in Q2 were Eaton Vance Corp.(+ 31%) and Raymond James Financial, Inc. (+15%), which were among the weakest holdings in Q1. Offsetting the strong showing in WSBC financials in Q2 was relative underperformance of the Fund's health care and industrial selections compared to the index (e.g., Intuitive Surgical, Inc. -17%, Oshkosh Truck Corp. -43%). In absolute terms, the WSBC Fund benefitted from the strong showing of its energy holdings in the first half of 2008, especially during the second quarter (e.g., Helmerich & Payne +80%, Patterson-Uti Energy, Inc. +86% for the first half). The S&P MidCap 400's P/E in terms of forward earnings was higher than the S&P 500's at mid-year 2008, but despite the higher valuation, mid-cap stocks still look attractive because of their better forecast for earnings growth. WSBC is well positioned in the mid-cap area with a tilt toward the more substantial companies in the S&P MidCap 400. In the aggregate, WSBC stocks have a lower forward P/E than those in the MidCap 400 with similar expected earnings growth. Wright Investors' Service (WIS) continues to advise diversity in investment portfolios and sees mid-cap stocks as likely to make a positive contribution to total portfolio returns going forward.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) (the Fund) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. After lagging in the first quarter of 2008 with a loss of 11.4% compared to the S&P 500's 9.4% loss, the WMBC Fund recovered some ground in Q2 with a loss of 2.1%, smaller than the S&P 500's 2.7% loss. For the first half of 2008, WMBC lost 13.3% compared to an 11.9% loss for the S&P 500. In the second quarter of 2008, many of the WMBC's best-performing issues were in the energy sector (e.g., ConocoPhillips Co. +24%, Occidental Petroleum Corp. +23%). Relative to the S&P 500 benchmark, the WMBC Fund's outperformance in Q2 reflected superior stock selection, particularly in the financial and consumer discretionary sectors, where the Fund's holdings did significantly better than the index. Some specific examples of good performance in Q2 include Big Lots,Inc. (+41%), Hasbro, Inc. (+29%), Progressive Corp. (+16%) and Goldman Sachs Group, Inc. (+6%). A relatively good showing in the weak financial sector also helped in the first quarter, but this was offset by overexposure to the managed health care industry, where performance lagged. For the first half as a whole, the Fund's results relative to the S&P 500 were helped by its relatively good showing in the weak financial and consumer discretionary sectors, while the biggest relative detraction came from its selections in the health care sector. The third quarter started with a soft tone to the stock market. Given the high level of economic uncertainty, along with the prospect of some downward revision of earnings estimates, we wouldn't be surprised to see more bouts of market volatility in the months ahead. With its bias toward the higher-quality issues in the S&P 500 and attractive valuations, the WMBC Fund is well positioned for today's relatively risk-averse environment, which may persist for a while. At the end of the second quarter, WMBC holdings were priced at lower current and forward P/E multiples than the S&P 500, with similar next 12 months expected earnings growth.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

U.S. investors benefited from including international stocks in diversified portfolios in 2007 and that continued in the first half of 2008 as the MSCI World ex U.S. stock index outperformed the S&P 500 in dollars for the period. In the first two quarters of 2008, the Wright International Blue Chip Fund (WIBC) (the Fund) lost 9.8%, matching the loss of the MSCI World ex U.S. index. In the second quarter of 2008, WIBC lost 0.3%, a better showing than the MSCI benchmark's 1.2% loss and making up for a slight shortfall compared to the benchmark in the first quarter (WIBC -9.5%, MSCI World ex U.S. -8.7%). In the first quarter of 2008, the WIBC Fund's relative performance was helped by an underweight position in financial stocks, which was a weak sector globally for the entire first half. The Fund remained underweight in financials in Q2, but its relative performance was hurt by weakness in the specific issues it held in that sector. Being overweight in the defensive utility sector was a positive for performance in both the first and second quarters of the year; in both quarters, the Fund also benefited from the strong showing of its energy holdings (e.g., Encana Corp.'s +36% first-half return). In the second quarter, the Fund benefited from a strong showing in its selections in the materials sector. Holdings in Japanese auto makers detracted from performance in Q1, while in Q2, performance of the Fund's technology holdings was negative, with Nokia Oyj being a contributor to this weakness. Although the global economy is slowing in 2008, near-term earnings prospects for foreign companies generally look relatively good compared to the U.S. In addition, foreign stocks offer attractive valuations relative to U.S. stocks. We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios. Going into the second half of 2008, WIBC weightings in the defensive health care and utility sectors were increased; the consumer discretionary sector was also increased (reducing the underweight relative to the MSCI benchmark) to take advantage of some attractive valuations. Holdings in the financial sector, which were increased earlier in the year when valuations were very low, were reduced (to underweight relative to the MSCI benchmark) in May after some recovery in financials. Holdings in the Euro zone were reduced because of a worsening of the economic outlook, while weightings in Switzerland and Hong Kong have been increased through the addition of defensive holdings in the health care and utility sectors.

FIXED-INCOME FUNDS

THE SECOND QUARTER OF 2008 WAS THE FOURTH QUARTER IN A ROW THAT THE LEHMAN U.S. AGGREGATE BOND INDEX OUTPERFORMED THE S&P 500. IN THE FIRST QUARTER OF 2008, THE FEDERAL RESERVE BOARD (FED) WAS AGGRESSIVE IN PROVIDING MONETARY STIMULATION AND LIQUIDITY TO EASE THE CREDIT CRUNCH, BUT FOR MOST OF THE QUARTER, A HIGH ANXIETY LEVEL DROVE INVESTORS TO THE SAFETY OF TREASURY BONDS. BY THE BEGINNING OF THE SECOND QUARTER, THESE FED ACTIONS WERE HAVING SOME EFFECT IN REDUCING INVESTOR ANXIETY, AND FOR A WHILE, INVESTORS MOVED AWAY FROM TREASURIES TOWARD RISKIER ASSETS. IN THE SECOND QUARTER, THE FED SEEMED TO BE PUTTING MORE FOCUS ON THE POTENTIAL FOR HIGHER INFLATION CAUSED BY THE RUN-UP IN COMMODITY PRICES, AS DID INVESTORS BY AND LARGE. IN JUNE, THE FED PAUSED IN ITS EASING PROGRAM AFTER 325 BASIS POINTS OF RATE CUTS SINCE AUGUST 2007. BUT WHILE INFLATION THREATENED, THE RISK OF RECESSION STILL LOOMED. ONCE THE BOOST TO CONSUMPTION FROM THE ECONOMIC STIMULUS PACKAGE HAS RUN ITS COURSE, HIGH ENERGY PRICES, DECLINING HOME PRICES AND A SOFT JOBS MARKET COULD AGAIN DAMPEN CONSUMER SPENDING POWER AND CONFIDENCE. BY THE END OF THE SECOND QUARTER, CONCERNS ABOUT THE ECONOMY AND THE REALIZATION THAT MANY FINANCIAL INSTITUTIONS WOULD BE TAKING MORE WRITE-OFFS OF DISTRESSED DEBT TURNED INVESTOR SENTIMENT NEGATIVE AGAIN.

THE TREASURY YIELD CURVE FELL AND STEEPENED IN THE FIRST QUARTER OF 2008, THEN ROSE AND FLATTENED IN THE SECOND QUARTER. AT MID YEAR, THE 10-YEAR TREASURY BOND WAS YIELDING ABOUT 4%, JUST ABOUT WHERE IT WAS AT THE START OF 2008; THE YIELD ON THE TWO-YEAR TREASURY WAS AT 2.62%, DOWN ABOUT 40 BASIS POINTS FROM WHERE IT BEGAN THE YEAR. THE LEHMAN U.S. AGGREGATE BOND INDEX RETURNED 2.2% IN THE FIRST QUARTER, LED BY TREASURY BONDS, WHICH RETURNED MORE THAN 4% AS INVESTORS SEARCHED FOR A SAFE HAVEN. IN Q2, THE AGGREGATE INDEX LOST 1.0% AS YIELDS ROSE. THE SPREAD TIGHTENING ON RISKIER ASSETS EARLY IN THE SECOND QUARTER (AS INVESTOR CONFIDENCE WAS ON AN UPSWING) RESULTED IN TREASURY BONDS LAGGING THE OVERALL INDEX IN THE SECOND THREE MONTHS OF 2008. FOR Q2, MORTGAGES AND SECURITIZED PRODUCTS HAD THE BEST PERFORMANCE AND CORPORATE BONDS ALSO DID BETTER THAN TREASURIES AND THE AGGREGATE AS A WHOLE. THE LEHMAN U.S. AGGREGATE RETURNED 1.1% FOR THE FIRST HALF OF 2008 WITH THE BEST RETURNS FOR THE SIX MONTHS COMING FROM TREASURY BONDS (+2.2%).

IN OUR VIEW, THE FED IS UNLIKELY TO RAISE INTEREST RATES IN THE SECOND HALF OF 2008, THE JUNE PAUSE IN ITS EASING PROGRAM NOTWITHSTANDING. THE ECONOMY IS STRADDLING A FINE LINE BETWEEN THE RISKS TO GROWTH POSED BY THE FRAGILE FINANCIAL, HOUSING AND AUTO SECTORS AND THE DANGER OF INFLATION DRIVEN BY RISING COMMODITY COSTS. THE INFLATION THREAT MAKES A STAND-PAT COURSE BY THE FED MOST LIKELY FOR THE REST OF THIS YEAR, BUT WE WOULDN'T PUT THE CHANCE OF ANOTHER CUT AT ZERO SHOULD A SERIOUS THREAT TO THE STABILITY OF THE FINANCIAL SYSTEM DEVELOP. BONDS COULD BE VOLATILE IN THE NEAR-TERM AS PROBLEMS IN THE MORTGAGE SECTOR DOMINATE THE HEADLINES AND THE PERCEIVED ECONOMIC RISKS WAVER BETWEEN RECESSION AND INFLATION. A YEAR FROM NOW, LONG-TERM RATES COULD BE SOMEWHAT HIGHER THAN THEY WERE AT MID-YEAR 2008, REFLECTING THE PROSPECT OF IMPROVED ECONOMIC CONDITIONS AND POSSIBLY SOME FED TIGHTENING NEXT YEAR. YIELDS ON SHORTER MATURITY SECURITIES, WHERE THE PROSPECT OF FED TIGHTENING WAS ALREADY PRICED IN AT THE END OF THE SECOND QUARTER, MAY NOT BE MUCH CHANGED FROM WHERE THEY ARE TODAY. WE EXPECT THAT SPREAD TIGHTENING ON CORPORATE, AGENCY AND MORTGAGE-RELATED BONDS AS WELL AS COUPON INCOME WILL PROVIDE A POSITIVE REAL RETURN FROM BONDS OVER THE COMING 12 MONTHS. EVEN THOUGH BOND RETURNS ARE LIKELY TO LAG EQUITY RETURNS OVER THE COMING YEAR, THE EXPERIENCE OF 2007 AND THE FIRST HALF OF 2008 POINTS OUT THE ADVANTAGE OF INCLUDING BONDS IN DIVERSIFIED INVESTMENT PORTFOLIOS.


                                      2008     2007    2006   2005    2004   2003    2002    2001   2000    1999  1998
   Total Return                      6 Mos.    Year    Year   Year    Year   Year    Year    Year   Year    Year  Year
   -------------------------------------------------------------------------------------------------------------------

   Wright Total Return Bond Fund
     (WTRB)                            0.4%    5.6%    3.3%   1.5%    3.5%   3.3%    9.0%    5.0%  10.6%   -3.9%   9.6%

   Wright Current Income Fund
     (WCIF)                            1.8%    5.8%    3.9%   1.8%    3.3%   1.7%    7.7%    7.2%  10.3%    0.5%   6.5%



WRIGHT TOTAL RETURN BOND FUND

In the first half of 2008, the return on the Lehman Aggregate topped that of the S&P 500. In the first half of 2008, the Wright Total Return Bond Fund (WTRB) (the Fund), a diversified bond fund, returned 0.4%, behind the 1.1% return of the Lehman U.S. Aggregate Bond Index. This performance reflected slight shortfalls in performance in both the first (WTRB +1.9%, Lehman Agg +2.2%) and second quarters (WTRB -1.5%, Lehman Agg -1.0%). WTRB had an SEC yield of 4.9% for June 2008. Dividends paid by this Fund may be more or less than implied by this yield. WTRB's duration position had a positive impact on performance in the first quarter of 2008. At the start of the quarter, duration was 0.2 years short of neutral compared to the Lehman Aggregate benchmark, reflecting the view that bonds were likely to correct in the near term. This happened early in the first quarter, and the short duration worked to the Fund's advantage. About midway through Q1, when bonds were near their lows, the Fund's duration was moved to neutral in anticipation that the uncertain economic outlook and disrupted credit markets would keep bonds volatile but in a relatively narrow trading range for a while. This neutral position was maintained through the second quarter, with the result that duration had no impact on performance relative to the Lehman benchmark in Q2. In the first quarter, the Fund also benefited from its positioning to take advantage of the steepening yield curve, some of which was reversed in Q2. At mid-year, WTRB's duration was neutral compared to the Lehman Aggregate and its yield curve positioning anticipated some curve steepening. During the first quarter, spreads on non-Treasury sectors of the fixed-income market widened compared to Treasuries. This widening created attractive valuations and the potential for significant excess return relative to Treasuries once investor confidence improved. To take advantage of this, WTRB's relative overweight in corporate bonds was increased during the first and second quarters, with the additions being funded primarily through reduction in Agency and mortgage-backed holdings, where the spreads compared to Treasuries were considered less compelling than those in corporates. The Fund's increased weight in corporate bonds and its position in commercial mortgages detracted from its relative return in the first quarter, offsetting some of the positive effect of duration and yield curve positioning. In the second quarter, the Fund's performance relative to the Lehman Aggregate benefited from spread tightening in commercial mortgages (8% of assets at June 30), asset-backed securities (2%) and corporate bonds (29%). A position in hybrid ARMs (10%) performed relatively well in both the first and second quarters. Being underweight in Treasury (8%) and Agency (4%) issues also helped in Q2 but detracted from performance for the entire first half. Being underweight in mortgage pass-throughs (36%), which had a good showing in Q2, also detracted from relative performance in the quarter and first half. The Fund's performance relative to the Lehman Aggregate was also hurt in Q2 by its position in whole loan mortgages (2%), which underperformed.

WRIGHT CURRENT INCOME FUND

In the first half of 2008, the mortgage-backed sector of the bond market lagged behind Treasury bonds (+2.2%) but had a better return (+1.9%) that the Lehman U.S. Aggregate bond index's 1.1% return. In the second quarter, the MBS sector's loss (-0.5%) was smaller than those of the Lehman Aggregate and the Treasury sector. The Wright Current Income Fund (WCIF) (the Fund) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In the second quarter of 2008, the WCIF Fund returned 0.1%, better than the loss of 0.6% for the Lehman GNMA bond index. This outperformance in Q2 just about offset a lagging performance in the first quarter (WCIF +1.6%, Lehman GNMA index + 2.5%); for the first half of 2008, WCIF returned 1.8%, matching the return of the Lehman GNMA index. For June 2008, the WCIF Fund had an SEC yield of 4.9%. Dividends paid by this Fund may be more or less than implied by this yield. WCIF's outperformance compared to the Lehman GNMA index in Q2 was its underweight in longer maturity mortgage-backed securities, which lagged shorter issues in the latest three months, a reversal of their first-quarter performance. At mid-year, WCIF held FNMA-backed (28% of assets) and FHLMC-backed (15%) mortgage securities. WIS believes that, market concerns notwithstanding, MBS securities backed by FNMA and FHLMC remain "money-good" under all reasonable scenarios, a view strongly supported by the plan recently announced by the U.S. Treasury and the Federal Reserve to restore confidence in these GSEs.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.



U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      12/31/06       12,463.15               4.71%
      12/31/07       13,264.82               4.03%
      06/30/08       11,350.01               3.97%



FUND EXPENSES
-------------------------------------------------------------------------------


EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 - June 30, 2008).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                  EQUITY FUNDS

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                 Expenses Paid
                       Beginning      Ending     During Period*
                     Account Value  Account Value  (1/1/08-
                       (1/1/08)     (6/30/08)      6/30/08)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $926.60       $6.04
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.60      $6.32

  *Expenses are equal to the Fund's annualized expense ratio of 1.26% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2007.


                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                 Expenses Paid
                       Beginning      Ending     During Period*
                     Account Value  Account Value  (1/1/08-
                       (1/1/08)     (6/30/08)      6/30/08)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $867.40       $5.85
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.60      $6.32

  *Expenses are equal to the Fund's annualized expense ratio of 1.26% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2007.


                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

                                                 Expenses Paid
                       Beginning     Ending      During Period*
                     Account Value  Account Value  (1/1/08-
                       (1/1/08)     (6/30/08)      6/30/08)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $901.80       $7.14
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,017.40      $7.57

  *Expenses are equal to the Fund's annualized expense ratio of 1.51% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2007.


                               FIXED INCOME FUNDS

                          WRIGHT TOTAL RETURN BOND FUND

                                                 Expenses Paid
                       Beginning      Ending     During Period*
                     Account Value  Account Value  (1/1/08-
                       (1/1/08)     (6/30/08)       6/30/08)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00    $1,004.00      $3.54
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,021.30      $3.57

  *Expenses are equal to the Fund's annualized expense ratio of 0.71% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2007.

                           WRIGHT CURRENT INCOME FUND

                                                 Expenses Paid
                       Beginning       Ending    During Period*
                     Account Value   Account Value  (1/1/08-
                       (1/1/08)     (6/30/08)       6/30/08)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00    $1,017.70      $4.87
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.00      $4.87

  *Expenses are equal to the Fund's annualized expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2007.


WRIGHT SELECTED BLUE CHIP EQUITIES FUNd (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

                                         Shares       Value

         EQUITY INTERESTS - 103.4%

AEROSPACE & DEFENSE -- 1.1%
Alliant Techsystems, Inc. *              610   $     62,025
DRS Technologies, Inc.                 1,905        149,961
                                               ------------
                                               $    211,986
                                               ------------

AUTOMOBILES & COMPONENTS -- 2.9%
BorgWarner, Inc.                       8,925   $    396,091
Lear Corp. *                             745         10,564
Oshkosh Truck Corp.                    4,945        102,312
Thor Industries, Inc.                  1,275         27,107
                                               ------------
                                               $    536,074
                                               ------------

BANKS -- 3.4%
Bank of Hawaii Corp.                   1,510   $     72,178
Cullen/Frost Bankers, Inc.             1,740         86,739
New York Community Bancorp, Inc.       8,725        155,654
SVB Financial Group *                  5,755        276,873
Wilmington Trust Corp.                 1,830         48,385
                                               ------------
                                               $    639,829
                                               ------------

CAPITAL GOODS -- 5.8%
AGCO Corp. *                           6,295   $    329,921
SPX Corp.                              4,535        597,396
Thomas & Betts Corp. *                 4,310        163,133
                                               ------------
                                               $  1,090,450
                                               ------------

CHEMICALS -- 0.3%
Olin Corp.                             2,030   $     53,145
                                               ------------

COMMERCIAL SERVICES & SUPPLIES -- 4.7%
Belo Corp.                             1,260   $      9,211
Charles River Laboratories
  International*                       3,270        209,018
ChoicePoint, Inc. *                    1,895         91,339
Global Payments, Inc.                    875         40,775
Harsco Corp.                           1,925        104,739
KBR, Inc.                              2,990        104,381
Korn/Ferry International *             2,280         35,864
Republic Services, Inc.                5,302        157,469
Stericycle, Inc. *                     2,415        124,856
                                               ------------
                                               $    877,652
                                               ------------

COMMUNICATIONS EQUIPMENT -- 2.7%
Adtran, Inc.                           2,130   $     50,779
CommScope, Inc. *                      3,935        207,650
Harris Corp.                           2,595        131,022
Plantronics, Inc.                      5,340        119,189
                                               ------------
                                               $    508,640
                                               ------------

COMPUTERS & PERIPHERALS -- 3.3%
Jack Henry & Associates, Inc.          4,230   $     91,537
Western Digital Corp. *               15,355        530,208
                                               ------------
                                               $    621,745
                                               ------------


CONSUMER DURABLES & APPAREL -- 2.4%
Callaway Golf Co.                      4,390   $     51,934
Herman Miller, Inc.                    4,240        105,534
Mohawk Industries, Inc. *              2,475        158,647
The Warnaco Group, Inc. *              2,790        122,955
                                               ------------
                                               $    439,070
                                               ------------

CONSUMER PRODUCTS -- 0.2%
American Greetings Corp. - Class A     3,675   $     45,350
                                               ------------

DIVERSIFIED FINANCIALS -- 3.6%
Eaton Vance Corp. (1)                  5,530   $    219,873
Raymond James Financial, Inc.          9,367        247,195
SEI Investments Co.                    8,425        198,156
                                               ------------
                                               $    665,224
                                               ------------


EDUCATION -- 0.8%
Career Education Corp. *               1,780   $     26,006
Scholastic Corp. *                     4,275        122,521
                                               ------------
                                               $    148,527
                                               ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-- 7.8%
Ametek, Inc.                           4,105   $    193,838
Amphenol Corp. - Class A               3,895        174,808
Arrow Electronics, Inc. *              7,385        226,867
Avnet, Inc. *                          7,430        202,690
Hubbell, Inc.                          1,470         58,609
Ingram Micro, Inc. - Class A*          2,960         52,540
Lincoln Electric Holdings, Inc.        2,980        234,526
Pentair, Inc.                          2,985        104,535
Tech Data Corp. *                      2,185         74,050
ValueClick, Inc. *                     4,130         62,569
Vishay Intertechnology, Inc. *         7,540         66,880
                                               ------------
                                               $  1,451,912
                                               ------------

ENERGY -- 12.2%
Cimarex Energy Co.                     3,615   $    251,857
Denbury Resources, Inc. *              7,535        275,027
Energen Corp.                            290         22,629
FMC Technologies, Inc. *               6,820        524,663
Forest Oil Corp. *                     6,850        510,325
Frontier Oil Corp.                     1,875         44,831
Helmerich & Payne, Inc.                3,110        223,982
Patterson-UTI Energy, Inc.             4,325        155,873
Southwestern Energy Co. *              2,535        120,690
Tidewater, Inc.                        2,250        146,318
                                               ------------
                                               $  2,276,195
                                               ------------

FOOD, BEVERAGE & TOBACCO -- 2.6%
Corn Products International, Inc.      2,155   $    105,832
PepsiAmericas, Inc.                    8,875        175,548
Smucker Co, (J.M.)                     1,305         53,035
Universal Corp.                        3,450        156,009
                                               ------------
                                               $    490,424
                                               ------------

HEALTH CARE EQUIPMENT & SERVICES-- 6.4%
Apria Healthcare Group, Inc. *         4,980   $     96,562
DENTSPLY International, Inc.           2,685         98,808
Gen-Probe, Inc. *                        710         33,711
Health Net, Inc. *                       825         19,850
Hologic, Inc. *                        3,390         73,902
Intuitive Surgical, Inc. *             1,260        339,444
Invitrogen Corp. *                     3,260        127,988
LifePoint Hospitals, Inc. *            2,400         67,920
Lincare Holdings, Inc. *               9,465        268,806
WellCare Health Plans, Inc. *          2,090         75,553
                                               ------------
                                               $  1,202,544
                                               ------------

HOUSEHOLD & PERSONAL PRODUCTS -- 2.6%
Energizer Holdings, Inc. *             3,435   $    251,064
NetFlix, Inc. *                        4,420        115,230
Tupperware Brands Corp.                3,260        111,557
                                               ------------
                                               $    477,851
                                               ------------

INSURANCE -- 6.4%
American Financial Group Inc.          2,140   $     57,245
Everest Re Group, Ltd.                 2,005        159,819
HCC Insurance Holdings, Inc.          11,840        250,298
Horace Mann Educators Corp.            2,355         33,017
Mercury General Corp.                  2,985        139,459
Old Republic International Corp.       1,393         16,493
StanCorp Financial Group, Inc.         5,895        276,829
W.R. Berkley Corp.                    10,692        258,319
                                               ------------
                                               $  1,191,479
                                               ------------

MATERIALS -- 12.8%
Airgas, Inc.                           2,790   $    162,908
Carpenter Technology Corp.             1,875         81,844
CF Industries Holdings, Inc.           1,780        271,984
Cleveland-Cliffs, Inc.                 1,500        178,785
Commercial Metals Co.                  3,165        119,320
Crane Co.                              2,990        115,205
Flowserve Corp.                        1,580        215,986
FMC Corp.                              1,545        119,645
Joy Global, Inc.                       1,890        143,319
Kennametal, Inc.                         960         31,248
Lubrizol Corp.                         3,370        156,132
Matthews International Corp. - Class A 1,075         48,654
Reliance Steel & Aluminum Co.          2,640        203,517
RPM International, Inc.                  940         19,364
Sonoco Products Co.                    3,735        115,598
Steel Dynamics, Inc.                   5,295        206,876
Terra Industries, Inc. *               4,065        200,608
                                               ------------
                                               $  2,390,993
                                               ------------

PHARMACEUTICALS & BIOTECHNOLOGY -- 1.7%
Endo Pharmaceuticals Holdings, Inc. *  6,905   $    167,032
NBTY, Inc. *                           1,560         50,014
Perrigo Co.                            3,430        108,971
                                               ------------
                                               $    326,017
                                               ------------

REAL ESTATE -- 2.4%
Cousins Properties, Inc.               3,960   $     91,476
Jones Lang LaSalle, Inc.               1,665        100,217
NVR, Inc. *                              365        182,529
Toll Brothers, Inc. *                  1,890         35,400
UDR, Inc.                              1,735         38,829
                                               ------------
                                               $    448,451
                                               ------------

RETAILING -- 3.4%
Aeropostale, Inc. *                    1,907   $     59,746
American Eagle Outfitters, Inc.        7,797        106,273
Dollar Tree, Inc. *                    6,380        208,562
Guess?, Inc.                             300         11,235
Phillips-Van Heusen Corp.              2,990        109,494
Regis Corp.                            3,450         90,908
Rent-A-Center Inc. *                   2,290         47,105
                                               ------------
                                               $    633,323
                                               ------------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.1%
International Rectifier Corp. *        2,125   $     40,800
Intersil Corp. - Class A               3,630         88,282
Lam Research Corp. *                   1,810         65,431
RF Micro Devices, Inc. *               6,875         19,938
                                               ------------
                                               $    214,451
                                               ------------


SOFTWARE & SERVICES -- 3.9%
Activision, Inc. *                     3,215   $    109,535
Alliance Data Systems Corp. *          2,195        124,127
F5 Networks, Inc. *                      935         26,573
McAfee, Inc. *                         7,450        253,524
Sybase, Inc. *                         7,015        206,381
                                               ------------
                                               $    720,140
                                               ------------

TELECOMMUNICATION SERVICES -- 0.4%
NeuStar, Inc. - Class A*                 775   $     16,709
Telephone & Data Systems, Inc.         1,290         60,978
                                               ------------
                                               $     77,687
                                               ------------

TRANSPORTATION -- 2.1%
AirTran Holdings, Inc. *              26,300   $     53,652
Alaska Air Group, Inc. *               7,630        117,044
Con-way, Inc.                          2,025         95,701
J.B. Hunt Transport Services, Inc.     1,445         48,090
JetBlue Airways Corp. *               21,505         80,214
                                               ------------
                                               $    394,701
                                               ------------

UTILITIES -- 6.4%
AGL Resources, Inc.                    3,655   $    126,390
Exterran Holdings, Inc. *                300         21,447
MDU Resources Group, Inc.             13,828        482,044
OGE Energy Corp.                       1,725         54,700
Oneok, Inc.                           10,585        516,865
                                               ------------
                                               $  1,201,446
                                               ------------

TOTAL EQUITY INTERESTS - 103.4%
(identified cost, 17,730,601)                  $ 19,335,306

OTHER ASSETS, LESS LIABILITIES - (3.4)%           (628,315)
                                               ------------

NET ASSETS - 100.0%                            $ 18,706,991
                                               ============





*    Non-income-producing security.
(1)  Affiliated investment.

See notes to financial statements


WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2008 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $17,550,599) (Note 1A)     $ 19,115,433
  Affiliated investments at value
   (identified cost $180,002)                       219,873
  Cash                                                  140
  Receivable for fund shares sold                     5,043
  Receivable from investment adviser                  7,955
  Dividends receivable                               12,844
  Other assets                                        4,515
                                               ------------
  Total assets                                 $ 19,365,803
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired           $    308,498
  Demand note payable                               331,000
  Payable to affiliate for Trustees' fees                 4
  Accrued expenses and other liabilities             19,310
                                               ------------
  Total liabilities                            $    658,812
                                               ------------
NET ASSETS                                     $ 18,706,991
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 17,094,783
  Accumulated undistributed net realized gain
    on investments
 (computed on the basis of identified cost)          39,956
  Unrealized appreciation of investments
 (computed on the basis of identified cost)       1,604,705
  Net investment loss                              (32,453)
                                               ------------
  Net assets applicable to outstanding shares  $ 18,706,991
                                               ============


  SHARES OF BENEFICIAL INTEREST OUTSTANDING       2,004,159
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST                      $       9.33
                                               ============



See notes to financial statements




                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2008 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $     93,892
  Dividend income from affiliated investment          2,586
                                               ------------
  Total Investment Income                      $     96,478
                                               ------------


Expenses -
  Investment adviser fee (Note 3)              $     61,983
  Administrator fee (Note 3)                         12,397
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,465
  Custodian fee (Note 1F)                            33,847
  Distribution expenses (Note 4)                     25,826
  Transfer and dividend disbursing agent fees        13,650
  Printing                                            1,820
  Interest expense                                    2,308
  Shareholder communications                            910
  Audit services                                     16,232
  Legal services                                      4,550
  Registration costs                                  7,435
  Miscellaneous                                       4,290
                                               ------------
  Total expenses                               $    191,713
                                               ------------


Deduct -
  Reimbursement from custodian                 $    (1,600)
  Reduction of investment adviser fee (Note 3)     (34,659)
  Reduction of distribution expenses
   by principal underwriter (Note 4)               (25,826)
  Reduction of custodian fee (Note 1F)                (697)
                                               ------------
  Total deductions                             $   (62,782)
                                               ------------
  Net expenses                                 $    128,931
                                               ------------
  Net investment loss                          $   (32,453)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)                     $     84,447
  Realized gain on affiliated investment
   transactions                                       6,066
  Change in unrealized depreciation on
   investments                                 $(1,675,078)
  Change in unrealized depreciation on
   affiliated investments                         (129,682)
                                               ------------
  Net realized and unrealized loss on
     investments                            $   (1,714,247)
                                               ------------
Net decrease in net assets from operations     $(1,746,700)
                                               ============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2008      December 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss                                                             $    (32,453)         $    (28,028)
     Net realized gain on investments                                                       90,513             6,519,033
     Change in unrealized depreciation of investments                                  (1,804,760)           (3,232,243)
                                                                                      --------------       --------------
       Net increase (decrease) in net assets resulting from operations               $ (1,746,700)         $   3,258,762
                                                                                      --------------       --------------


   Distributions to shareholders (Note 2) -
     From net investment income                                                      $       -             $    (33,344)
     From net realized gain                                                            (1,863,251)           (5,034,405)
                                                                                      --------------       --------------
       Total distributions                                                           $ (1,863,251)         $ (5,067,749)
                                                                                      --------------       --------------
   Net decrease in net assets from fund share transactions (Note 5)                  $ (1,606,050)         $(12,619,826)
                                                                                      --------------       --------------
   Net decrease in net assets                                                        $ (5,216,001)         $(14,428,813)

NET ASSETS:
   At beginning of period                                                               23,922,992            38,351,805
                                                                                      --------------       --------------
   At end of period                                                                  $  18,706,991         $  23,922,992
                                                                                      --------------       --------------


NET INVESTMENT LOSS INCLUDED IN NET ASSETS AT END OF PERIOD                          $    (32,453)         $       -
                                                                                      ==============       ==============


See notes to financial statements


WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                              ----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2008(3)      2007(3)       2006(3)       2005         2004       2003(3)
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period             $ 11.100     $ 12.270     $  13.030    $  13.226    $  11.870     $  9.270
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                           $ (0.015)    $ (0.013)    $  (0.034)   $  (0.053)   $  (0.028)    $ (0.023)
Net realized and unrealized gain (loss)            (0.849)       1.340         0.529        1.476        1.884        2.756
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Total income (loss) from investment operations   $ (0.864)    $  1.327     $   0.495    $   1.423    $   1.856     $  2.733
                                                 ---------    ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
Distributions from investment income             $  -         $ (0.016)    $   -        $   -        $   -         $  -
Distributions from capital gains                   (0.906)      (2.481)       (1.255)      (1.619)      (0.500)      (0.133)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Total distributions                              $ (0.906)    $ (2.497)    $  (1.255)   $  (1.619)   $  (0.500)    $ (0.133)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period                   $  9.330     $ 11.100     $  12.270    $  13.030    $  13.226     $ 11.870
                                                 =========    =========    =========    =========    =========     =========
TOTAL RETURN(2)                                   (7.34)%(6)     11.59%        3.77%       11.09%       15.73%       30.06%

RATIOS/SUPPLEMENTAL DATA(1):
Net assets, end of period (000 omitted)          $  18,707    $  23,923    $  38,352    $  47,652    $  43,498     $ 38,190
     Ratios (As a percentage of average
            daily net assets):
        Net expenses                                1.26% (5)    1.26%         1.26%        1.27%        1.26%        1.25%
Net expenses after custodian fee reduction(4)       1.25% (5)    1.25%         1.25%        1.25%        1.25%        1.25%
Interest expense                                    0.02% (5)    0.05%          -  %         -  %         -  %         -  %
Net investment loss                                (0.32)%(5)   0.10)%       (0.27)%      (0.18)%      (0.23)%      (0.23)%
Portfolio turnover rate                               33% (6)      67%           66%         110%          69%         106%
--------------------------------------------------------------------------------------------------------------------------------

(1)  For the six months  ended June 30, 2008,  and for the years ended  December
     31, 2007, 2006, 2005, 2004, and 2003, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2008         2007          2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share                  $ (0.044)    $ (0.064)    $  (0.058)   $  (0.111)   $  (0.050)    $ (0.057)
                                                 =========    =========    =========    =========    =========     =========

     Ratios (As a percentage of average net assets):

         Expenses                                   1.86%(5)     1.66%         1.46%        1.45%        1.44%        1.59%
                                                  ==========    =========    =========    =========    =========     =========

         Expenses after custodian fee reduction     1.85%(5)     1.66%         1.44%        1.43%        1.43%        1.59%
                                                  ==========    =========    =========    =========    =========     =========

         Interest expense                           0.02%(5)     0.05%          -  %         -  %         -  %         -  %
                                                  ==========    =========    =========    =========    =========     =========

         Net investment loss                      (0.91)%(5)   (0.51)%       (0.46)%      (0.38)%      (0.41)%      (0.57)%
                                                  ==========    =========    =========    =========    =========     =========


--------------------------------------------------------------------------------------------------------------------------------

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each  period  reported.
    Dividends  and  distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.
(4) Under a written  agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and  assumes  operating  expenses to the extent  necessary to limit expense ratios to 1.25% after custodian fee  reductions,  if any.
(5) Annualized.
(6) Not annualized.

See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
---------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

                                       Shares       Value
  EQUITY INTERESTS - 100.0%

AEROSPACE -- 0.6%
Honeywell International, Inc.          6,130   $    308,216
                                               ------------


AUTOMOBILES & COMPONENTS -- 1.2%
Cooper Industries, Ltd. - Class A      3,540   $    139,830
Johnson Controls, Inc.                15,045        431,491
                                               ------------
                                               $    571,321
                                               ------------


BANKS -- 4.7%
Bank of New York Mellon Corp.         26,350   $    996,821
Northern Trust Corp.                   1,770        121,369
Wells Fargo & Co.                     46,315      1,099,981
                                               ------------
                                               $  2,218,171
                                               ------------


CAPITAL GOODS -- 6.2%
Caterpillar, Inc.                      7,690   $    567,676
Deere & Co.                            5,090        367,142
General Electric Co.                  11,850        316,276
Illinois Tool Works, Inc.              3,405        161,771
Lockheed Martin Corp.                 12,145      1,198,226
Parker Hannifin Corp.                  4,380        312,382
                                               ------------
                                               $  2,923,473
                                               ------------


CHEMICALS -- 1.1%
Monsanto Co.                           4,135   $    522,829
                                               ------------



COMMUNICATIONS EQUIPMENT -- 2.5%
Cisco Systems, Inc. *                 32,530   $    756,648
JDS Uniphase Corp. *                   7,645         86,847
L-3 Communications Holdings, Inc.      3,635        330,312
                                               ------------
                                               $  1,173,807
                                               ------------


COMPUTERS & PERIPHERALS -- 9.1%
Affiliated Computer Services,
   Inc. - Class A*                     3,245   $    173,575
Apple, Inc. *                          3,905        653,853
Hewlett-Packard Co.                   37,220      1,645,496
International Business Machines Corp. 15,260      1,808,768
                                               ------------
                                               $  4,281,692
                                               ------------


CONSUMER DURABLES & APPAREL -- 1.0%
NIKE, Inc. - Class B                   7,655   $    456,315
                                               ------------


DIVERSIFIED FINANCIALS -- 4.2%
American Express Co.                  13,545   $    510,240
Capital One Financial Corp.            6,840        259,988
Citigroup, Inc.                            1             17
Federated Investors, Inc. - Class B    7,070        243,349
Goldman Sachs Group, Inc. (The)        1,615        282,464
State Street Corp.                    10,555        675,415
                                               ------------
                                               $  1,971,473
                                               ------------


EDUCATION -- 0.4%
Apollo Group, Inc. - Class A*          4,050   $    179,253
                                               ------------


ELECTRONICS -- 0.1%
MEMC Electronic Materials, Inc. *      1,140   $     70,156
                                               ------------


ENERGY -- 15.9%
Chesapeake Energy Corp.                4,130   $    272,415
Chevron Corp.                         15,160      1,502,811
ConocoPhillips Co.                    12,845      1,212,439
ENSCO International, Inc.              2,870        231,724
Exxon Mobil Corp.                     27,945      2,462,793
Hess Corp.                               910        114,833
National Oilwell Varco, Inc. *         3,905        346,452
Occidental Petroleum Corp.            11,225      1,008,678
Tesoro Corp.                           2,070         40,924
Transocean, Inc. *                       705        107,435
Valero Energy Corp.                    4,055        166,985
                                               ------------
                                               $  7,467,489
                                               ------------

ENTERTAINMENT & LEISURE -- 3.2%
CBS Corp. - Class B                    6,390   $    124,541
Hasbro, Inc.                           6,135        219,142
Walt Disney Co. (The)                 37,435      1,167,972
                                               ------------
                                               $  1,511,655
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 3.7%
Altria Group, Inc.                    18,390   $    378,098
Coca-Cola Enterprises, Inc.           20,805        359,927
Molson Coors Brewing Co. - Class B     3,530        191,785
Pepsi Bottling Group, Inc.            13,965        389,903
PepsiCo, Inc.                          3,425        217,796
Philip Morris International, Inc. *    4,275        211,142
                                               ------------
                                               $  1,748,651
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES-- 3.4%
Aetna, Inc.                            9,320   $    377,740
Cigna Corp.                            6,220        220,126
Express Scripts, Inc. *                2,235        140,179
Humana, Inc. *                         3,600        143,172
Laboratory Corp of America Holdings *  2,410        167,808
WellPoint, Inc. *                     11,375        542,132
                                               ------------
                                               $  1,591,157
                                               ------------


HOTELS, RESTAURANTS & LEISURE -- 1.7%
McDonald's Corp.                      13,945   $    783,988
                                               ------------


HOUSEHOLD DURABLES -- 0.8%
Procter & Gamble Co.                   5,140   $    312,564
Stanley Works, (The)                   1,510         67,693
                                               ------------
                                               $    380,257
                                               ------------

INSURANCE -- 9.5%
ACE, Ltd.                              3,295   $    181,522
AFLAC, Inc.                            4,355        273,494
Allstate Corp. (The)                   7,395        337,138
American International Group, Inc.     8,950        236,817
Chubb Corp.                           12,920        633,209
Hartford Financial Services Group, Inc. 6,635       428,422
Lincoln National Corp.                 5,895        267,162
MetLife, Inc.                         22,095      1,165,953
Progressive Corp.                     11,460        214,531
Torchmark Corp.                        3,300        193,545
Travelers Cos, Inc. (The)              5,585        242,389
Unum Group                            13,545        276,995
                                               ------------
                                               $  4,451,177
                                               ------------


MATERIALS -- 2.6%
Nucor Corp.                            7,215   $    538,744
Precision Castparts Corp.              7,000        674,590
                                               ------------
                                               $  1,213,334
                                               ------------


MEDIA -- 0.7%
News Corp. - Class A                  11,260   $    169,350
Omnicom Group, Inc.                    3,775        169,422
                                               ------------
                                               $    338,772
                                               ------------

METALS -- 1.4%
Freeport-McMoRan Copper & Gold, Inc.   5,550   $    650,404
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 6.8%
Biogen Idec, Inc. *                    3,480   $    194,497
Johnson & Johnson, Inc.               18,495      1,189,968
King Pharmaceuticals, Inc. *          12,210        127,839
Merck & Co., Inc.                      6,575        247,812
Pfizer, Inc.                          63,185      1,103,842
Waters Corp. *                           850         54,825
Watson Pharmaceuticals, Inc. *        11,135        302,538
                                               ------------
                                               $  3,221,321
                                               ------------


RETAILING -- 3.8%
Autozone, Inc. *                       1,510   $    182,725
Best Buy Co., Inc.                     7,120        281,952
Big Lots, Inc. *                      11,565        361,291
CVS/Caremark Corp.                     6,065        239,992
GameStop Corp. - Class A*              3,725        150,490
Sherwin-Williams Co.                   6,780        311,405
SUPERVALU, Inc.                        8,500        262,565
                                               ------------
                                               $  1,790,420
                                               ------------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.1%
Nvidia Corp. *                        21,350   $    399,672
Texas Instruments, Inc.                3,930        110,669
                                               ------------
                                               $    510,341
                                               ------------


SOFTWARE & SERVICES -- 6.8%
BMC Software, Inc. *                   9,145   $    329,220
Computer Sciences Corp. *              6,425        300,947
Compuware Corp. *                     16,470        157,124
EMC Corp. *                           14,270        209,626
Microsoft Corp.                       48,105      1,323,369
Oracle Corp. *                        41,945        880,845
                                               ------------
                                               $  3,201,131
                                               ------------


TELECOMMUNICATION SERVICES -- 3.7%
AT&T, Inc.                            42,465   $  1,430,646
CenturyTel, Inc.                       4,175        148,588
Qwest Communications
   International, Inc.                10,010         39,339
Sprint Nextel Corp.                   12,240        116,280
                                               ------------
                                               $  1,734,853
                                               ------------


TRANSPORTATION -- 1.2%
Boeing Co. (The)                       8,485   $    557,634
                                               ------------


TRAVEL -- 0.2%
Expedia, Inc. *                        5,775   $    106,144
                                               ------------


UTILITIES -- 2.4%
FPL Group, Inc.                        3,085   $    202,314
Integrys Energy Group, Inc.           12,720        646,558
Public Service Enterprise Group, Inc.  5,695        261,571
                                               ------------
                                               $  1,110,443
                                               ------------


TOTAL EQUITY INTERESTS - 100.0%
   (identified cost, 46,636,520)               $ 47,045,877

OTHER ASSETS, LESS LIABILITIES - 0.0%                 4,994
                                               ------------

NET ASSETS - 100.0%                            $ 47,050,871
                                               ============



*  Non-income-producing security.

See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2008 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $46,636,520) (Note 1A)     $ 47,045,877
  Cash                                                  186
  Receivable for investments sold                   763,950
  Receivable for fund shares sold                     6,366
  Dividends receivable                               52,867
  Other assets                                        4,639
                                               ------------
  Total assets                                 $ 47,873,885
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired           $    189,251
  Demand note payable                               609,000
  Payable to affiliate for Trustees' fees                 4
  Payable to affiliate for distribution fees          5,191
  Investment adviser fee payable                      5,959
  Accrued expenses and other liabilities             13,609
                                               ------------
  Total liabilities                            $    823,014
                                               ------------
NET ASSETS                                     $ 47,050,871
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 61,153,965
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)  (14,634,813)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)       409,357
  Accumulated undistributed net investment
   income                                           122,362
                                               ------------
  Net assets applicable to outstanding shares  $ 47,050,871
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       3,737,484
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST                      $      12.59
                                               ============
See notes to financial statements


                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2008 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $    446,848
                                               ------------


Expenses -
  Investment adviser fee (Note 3)              $    159,683
  Administrator fee (Note 3)                         31,156
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,465
  Custodian fee (Note 1F)                            29,833
  Distribution expenses (Note 4)                     64,909
  Transfer and dividend disbursing agent fees        11,830
  Printing                                            1,456
  Interest expense                                    1,899
  Shareholder communications                            410
  Audit services                                     14,560
  Legal services                                      4,840
  Registration costs                                  8,130
  Miscellaneous                                       4,549
                                               ------------
  Total expenses                               $    339,720
                                               ------------

Deduct -
  Reimbursement from custodian                 $    (1,000)
  Reduction of distribution expenses by principal
   underwriter (Note 4)                            (12,512)
  Reduction of custodian fee (Note 1F)              (1,673)
                                               ------------
  Total deductions                             $   (15,185)
                                               ------------
  Net expenses                                 $    324,535
                                               ------------
  Net investment income                        $    122,313
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)                     $    679,107
  Change in unrealized depreciation on
   investments                                  (8,308,446)
                                               ------------
  Net realized and unrealized loss on
   investments                                 $(7,629,339)
                                               ------------

  Net decrease in net assets from operations   $(7,507,026)
                                               ============


See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2008      December 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $     122,313          $     381,955
     Net realized gain on investments                                                      679,107              5,221,457
     Change in unrealized depreciation of investments                                  (8,308,446)            (1,973,444)
                                                                                     --------------         --------------
       Net increase (decrease) in net assets resulting from operations               $ (7,507,026)          $   3,629,968
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income                                                      $    (19,218)          $   (362,113)
                                                                                     --------------         --------------
       Total distributions                                                           $    (19,218)          $   (362,113)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 5)                  $ (3,172,655)          $ (8,794,028)
                                                                                     --------------         --------------
   Net decrease in net assets                                                        $(10,698,899)          $ (5,526,173)


NET ASSETS:
   At beginning of period                                                               57,749,770             63,275,943
                                                                                     --------------         --------------
   At end of period                                                                  $  47,050,871          $  57,749,770
                                                                                     ==============         ==============


ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD                                           $     122,362          $      19,267
                                                                                     ==============         ==============


See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                              ----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2008(3)      2007(3)       2006(3)       2005         2004       2003(3)
--------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of period             $ 14.520     $ 13.790     $  12.420    $  11.780    $  10.530     $  8.570
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income(1)                      $  0.031     $  0.091     $   0.062    $   0.077    $   0.053     $  0.029
   Net realized and unrealized gain (loss)         (1.956)       0.728         1.374        0.651        1.247        1.958
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total income (loss) from investment
        operations                               $ (1.925)    $  0.819     $   1.436    $   0.728     $  1.300     $  1.987
                                                 ---------    ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:

   Distributions from investment income          $ (0.005)    $ (0.089)    $  (0.066)   $  (0.088)   $  (0.050)    $ (0.027)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total distributions                         $ (0.005)    $ (0.089)    $  (0.066)   $  (0.088)   $  (0.050)    $ (0.027)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period                   $ 12.590     $ 14.520     $  13.790    $  12.420    $  11.780     $ 10.530
                                                 =========    =========    =========    =========    =========     =========

TOTAL RETURN(2)                                  (13.26)%(6)     5.96%        11.57%        6.20%       12.36%       23.20%
                                                 =========    =========    =========    =========    =========     =========

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of period (000 omitted)       $  47,051    $  57,750    $  63,276    $  66,742    $  65,503     $ 71,539
Ratios (As a percentage of average daily
  net assets):
     Net expenses                                   1.26%(5)     1.26%         1.26%        1.26%        1.25%        1.25%
Net expenses after custodian fee reduction(4)       1.25%(5)     1.25%         1.25%        1.25%        1.25%        1.25%
Interest expense                                    0.01%(5)     0.02%          -  %         -  %         -  %         -  %
     Net investment income                          0.47%(5)     0.63%         0.48%        0.66%        0.49%        0.31%
Portfolio turnover rate                               30%(6)       55%           97%          82%          74%         143%
--------------------------------------------------------------------------------------------------------------------------------
(1) For the six months ended June 30, 2008, and for the years ended December 31,
    2007, 2006, 2005, 2004, and 2003, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken,  net investment income per share and the ratios would have been as follows:

                                                   2008         2007          2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share                  $  0.028     $  0.088     $   0.062   $  0.077     $   0.050       $ 0.024
                                                 =========    =========    =========    =========    =========     =========
   Ratios (As a percentage of average net assets):

     Expenses                                       1.31%(5)     1.28%         1.28%       1.26%         1.28%         1.31%
                                                 ===========  =========    =========    =========    =========     =========
     Expenses after custodian fee reduction         1.30%(5)     1.27%         1.27%       1.25%         1.28%         1.31%
                                                 ===========  =========    =========    =========    =========     =========
     Interest expense                               0.01%(5)     0.02%          -  %        -  %          -  %          -  %
                                                 ===========  =========    =========    =========    =========     =========
     Net investment income                          0.42%(5)     0.61%         0.46%        0.66%        0.46%          0.26%
                                                 ===========  =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.
(4) Under a written  agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.
(5) Annualized.
(6) Not annualized.


See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

                                      Shares       Value


       EQUITY INTERESTS - 99.6%

AUSTRALIA -- 3.3%
BHP Billiton, Ltd. (1)                37,746   $  1,582,942
BlueScope Steel, Ltd.                 54,343        591,384
QBE Insurance Group, Ltd.             96,101      2,065,802
Westfield Group (1)                   42,808        668,793
                                               ------------
                                               $  4,908,921
                                               ------------


AUSTRIA -- 0.8%
Voestalpine AG                        15,073   $  1,238,472
                                               ------------


BELGIUM -- 0.6%
Fortis                                59,931   $    959,351
                                               ------------


CANADA -- 7.8%
Canadian Pacific Railway, Ltd.        11,399   $    760,645
CGI Group, Inc. - Class A             75,142        752,494
Encana Corp.                          32,913      3,028,690
Husky Energy, Inc.                    29,238      1,406,928
Methanex Corp. (1)                    34,651        984,320
Petro-Canada                          15,285        860,408
Potash Corp. of Saskatchewan, Inc.     7,045      1,642,734
Power Financial Corp. (1)             39,992      1,307,116
Toronto-Dominion Bank (1)             16,462      1,042,515
                                               ------------
                                               $ 11,785,850
                                               ------------

DENMARK -- 1.6%
Danske Bank A/S (Stammaktie)          18,911   $    547,340
Novo Nordisk A/S Series B             27,272      1,786,080
                                               ------------
                                               $  2,333,420
                                               ------------


FINLAND -- 2.0%
Nokia Oyj                             90,844   $  2,217,072
Rautaruukki Oyj                       16,249        743,968
                                               ------------
                                               $  2,961,040
                                               ------------


FRANCE -- 10.0%
AXA (Actions Ordinaires) (1)          17,595   $    522,833
BNP Paribas                           25,933      2,351,012
Casino Guichard-Perrachon SA (1)      10,648      1,207,905
EDF (1)                                7,744        736,212
France Telecom SA                     31,547        929,959
Sanofi-Aventis (1)                    11,691        781,550
Schneider Electric SA                  5,283        571,084
Societe Generale de France
 (Actions Ord.) (1)                    8,088        704,563
Total SA (1)                          29,746      2,540,154
Unibail-Rodamco                       11,385      2,635,398
Vallourec SA                           5,918      2,078,436
                                               ------------
                                               $ 15,059,106
                                               ------------

GERMANY -- 12.4%
Allianz AG Holding (Namensaktie)       4,374   $    771,154
BASF AG (Stammaktie)                  44,660      3,083,353
Bayerische Motoren Werke AG           11,637        560,124
Continental AG (Stammaktie)            6,839        703,297
Deutsche Bank AG (Stammaktie)          5,469        472,625
Deutsche Lufthansa AG                 31,012        669,395
E.On AG (Stammaktie)                  26,523      5,355,172
Gerresheimer AG                        6,043        308,101
Henkel AG & Co KGaA                   10,533        420,026
MAN AG                                10,726      1,191,573
Muenchener Rueckversicherungs-
  Gesellschaft AG                      4,345        761,660
Porsche AG (Preferred Stock)           5,471        843,796
RWE AG                                 9,427      1,191,633
Salzgitter AG                            988        181,193
Siemens AG                             6,927        769,644
ThyssenKrupp AG                       22,763      1,430,266
                                               ------------
                                               $ 18,713,012
                                               ------------


GREECE -- 1.1%
Alpha Bank A.E.                       28,075   $    849,285
National Bank of Greece SA            18,942        854,137
                                               ------------
                                               $  1,703,422
                                               ------------

HONG KONG -- 4.1%
Cheung Kong Holdings, Ltd.            42,000   $    566,108
CLP Holdings, Ltd. (Ordinary)        380,500      3,259,707
Hang Lung Group, Ltd.                 83,000        368,832
Li & Fung, Ltd.                      102,000        307,408
Sun Hung Kai Properties, Ltd.        120,000      1,628,225
                                               ------------
                                               $  6,130,280
                                               ------------


IRELAND -- 0.4%
Anglo Irish Bank Corp. PLC            58,746   $    550,716
                                               ------------


ITALY -- 4.0%
Eni SpA (Azioni Ordinarie)           137,899   $  5,149,222
Saipem SpA                            18,232        856,880
                                               ------------
                                               $  6,006,102
                                               ------------


JAPAN -- 17.7%
Aisin Seiki Co., Ltd.                 18,600   $    610,613
Asahi Kasei Corp.                     60,000        314,702
Astellas Pharma, Inc.                 24,900      1,057,026
Daikin Industries, Ltd.                9,900        500,580
Fanuc, Ltd.                            3,600        352,172
Honda Motor Co., Ltd. (1)             37,000      1,260,035
Kawasaki Kisen Kaisha, Ltd.          123,000      1,156,842
KDDI Corp.                               119        736,418
Kobe Steel, Ltd.                     196,000        562,087
Makita Corp.                          32,200      1,318,315
Mitsubishi Corp.                      28,000        924,485
Mitsui OSK Lines, Ltd.               204,000      2,911,674
Murata Manufacturing Co., Ltd.         9,600        452,809
Nintendo Company, Ltd.                 3,000      1,695,203
Nippon Steel Corp.                   299,000      1,621,857
Nippon Yusen Kabushiki Kaisha        168,000      1,618,112
Nisshin Steel Co., Ltd.              301,000      1,025,055
OKUMA Corp. (1)                       52,000        517,523
Sony Corp.                            10,500        459,601
Sumitomo Corp. (1)                   100,300      1,319,924
Sumitomo Electric Industries, Ltd.    13,900        176,758
Sumitomo Metal Industries, Ltd.      290,000      1,277,581
Tokai Rika Co., Ltd.                  25,600        530,088
Toyota Boshoku Corp.                  34,800        933,975
Toyota Motor Corp.                    48,100      2,273,298
Yamaha Motor Co., Ltd. (1)            50,100        939,094
                                               ------------
                                               $ 26,545,827
                                               ------------


NETHERLANDS -- 3.4%
ASML Holding NV                       18,837   $    459,623
ING Groep NV (Aandeel)                98,942      3,157,513
Koninklijke Philips
    Electronics NV (Aandeel)          42,995      1,463,878
                                               ------------
                                               $  5,081,014
                                               ------------


NORWAY -- 2.7%
Norsk Hydro ASA (Ordinaere Aksje) (1) 26,346   $    384,836
StatoilHydro ASA                      17,659        658,384
Telenor Group ASA *                  124,990      2,350,870
Yara International ASA (1)             7,499        664,000
                                               ------------
                                               $  4,058,090
                                               ------------


REPUBLIC OF KOREA -- 0.5%
SK Telecom Co., Ltd.                  35,984   $    747,388
                                               ------------



SINGAPORE -- 1.5%

Jardine Cycle & Carriage, Ltd.        29,000   $    362,860
Overseas-Chinese Banking Corp., Ltd. 147,000        883,958
Singapore Petroleum Co., Ltd. (1)    107,000        519,781
Singapore Telecommunications, Ltd.   173,000        460,943
                                               ------------
                                               $  2,227,542
                                               ------------

SPAIN -- 5.5%
Acciona SA (1)                         2,686   $    638,386
ACS, Actividades de Construccion
   y Servicios SA (1)                 13,958        701,750
Banco Santander SA                   114,396      2,103,361
Repsol YPF SA (Accion) (1)            39,961      1,575,903
Telefonica SA                        123,155      3,275,342
                                               ------------
                                               $  8,294,742
                                               ------------

SWEDEN -- 1.2%
Scania AB Class B (1)                 19,037   $    261,091
TeliaSonera AB (1)                   216,677      1,606,522
                                               ------------
                                               $  1,867,613
                                               ------------


SWITZERLAND -- 4.8%
ABB, Ltd.                             12,714   $    362,722
Holcim, Ltd. (1)                       4,712        382,798
Nestle SA                             21,730      1,098,121
Novartis AG                           16,011        884,173
Swatch Group AG (1)                    3,924        983,312
Swiss Re AG                           19,463      1,300,272
Zurich Financial Services
 (Inhaberaktie)                        8,633      2,216,306
                                               ------------
                                               $  7,227,704
                                               ------------


TAIWAN -- 0.2%
Silicon Motion Technology Corp. (1)   21,220   $    306,629
                                               ------------



UNITED KINGDOM -- 14.0%
Anglo American PLC (Ordinary)         20,261   $  1,421,768
AstraZeneca PLC                       16,641        709,389
Barclays PLC                          55,611         42,056
Barclays PLC (Ordinary)              259,522      1,505,561
BHP Billiton PLC                      46,896      1,791,936
British American Tobacco PLC          19,895        688,540
Centrica PLC                         189,176      1,168,055
Enterprise Inns PLC                   39,067        315,662
HBOS PLC                             126,228        693,346
HBOS PLC NPR                          50,491         10,802
Legal & General Group (Ordinary)     443,732        884,859
Man Group PLC                        170,125      2,112,702
Next PLC                              12,446        240,139
Persimmon PLC (Ordinary) (1)          42,213        265,472
Rio Tinto PLC                         11,070      1,323,840
Royal Bank of Scotland
  Group PLC (Ordinary)               145,859        624,104
Royal Dutch Shell PLC                 93,757      3,769,126
Unilever PLC                          67,815      1,928,606
Vodafone Group PLC                   452,344      1,342,696
William Hill PLC                      41,719        265,894
                                               ------------
                                               $ 21,104,553
                                               ------------

TOTAL EQUITY INTERESTS - 99.6%
(identified cost, 143,835,665)                 $149,810,794
                                               ------------
SHORT-TERM INVESTMENTS - 11.1%

State Street Navigator Securities Lending Prime
   Portfolio(2)                                $ 16,745,820
                                               ------------

TOTAL SHORT-TERM INVESTMENTS - 11.1%
(identified cost, 16,745,820)                  $ 16,745,820
                                               ------------

TOTAL INVESTMENTS - 110.7%
(identified cost, 160,581,485)                 $166,556,614

OTHER ASSETS, LESS LIABILITIES - (10.7)%       (16,130,759)
                                               ------------

NET ASSETS - 100.0%                            $150,425,855
                                               ============


*    Non-income-producing security.
(1) All or a portion on these securities were on loan at June 30, 2008.
(2) The amount invested in State Street Navigator Securities Lending Prime Portfolio represents cash collateral received for securities on loan as of June 30, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.

                    Top Holdings By Industry
                   --------------------------
                   % of net assets at 6/30/08

     Financial......23.5%           Industrials...12.7%
     Materials......14.9%           Other.........35.3%
     Energy.........13.6%

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2008 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value including $15,848,328
   of securities loaned (identified cost
   $160,581,485)  (Note 1A)                    $166,556,614
  Foreign currency, at value
    (cost $98,545) (Note 1B)                         99,051
  Cash                                              868,164
  Receivable for fund shares sold                    40,667
  Dividends receivable                              144,953
  Receivable for securities lending                  32,071
  Tax reclaims receivable                           138,675
  Other assets                                       17,116
                                               ------------
   Total assets                                $167,897,311
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired           $    614,391
  Collateral for securities loaned               16,745,820
  Accrued expenses and other liabilities            111,245
                                               ------------
   Total liabilities                           $ 17,471,456
                                               ------------
NET ASSETS                                     $150,425,855
                                               ============



NET ASSETS CONSIST OF:
  Paid-in capital                              $150,153,544
  Accumulated undistributed net
   realized loss on investments and
   foreign currency (computed on
   the basis of identified cost)                (8,533,863)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)     6,018,330
  Accumulated undistributed net
   investment income                              2,787,844
                                               ------------
  Net assets applicable to outstanding shares  $150,425,855
                                               ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING         7,631,688
                                               ============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST                       $      19.71
                                               ============

See notes to financial statements


                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2008 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $  4,274,404
  Income from security lending                      183,450
  Miscellaneous income                               10,091
  Less: Foreign taxes                             (478,880)
                                               ------------
    Total Investment Income                    $  3,989,065
                                               ------------

  Expenses -
  Investment adviser fee (Note 3)              $    636,993
  Administrator fee (Note 3)                        106,000
  Compensation of Trustees who are not employees
  of the investment adviser or administrator          6,465
  Custodian fee (Note 1F)                           156,113
  Distribution expenses (Note 4)                    200,977
  Transfer and dividend disbursing agent fees        30,940
  Printing                                            8,845
  Interest expense                                   21,768
  Shareholder communications                          1,900
  Audit services                                     16,380
  Legal services                                      4,550
  Registration costs                                 10,134
  Miscellaneous                                      10,919
                                               ------------
    Total expenses                             $  1,211,984
                                               ------------

  Deduct -
  Reimbursement from custodian                 $    (3,000)
  Reduction of custodian fee (Note 1F)              (7,763)
                                               ------------
    Total deductions                           $   (10,763)
                                               ------------
   Net expenses                                $  1,201,221
                                               ------------
   Net investment income                       $  2,787,844
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss -
  Investment transactions
    (identified cost basis)                    $(7,126,955)
  Foreign currency transactions                     (9,352)
                                               ------------
   Net realized loss                           $(7,136,307)
                                               ------------
   Change in unrealized depreciation on
   Investments (identified cost basis)         $(13,347,804)
   Foreign currency                                (23,744)
                                               ------------

  Net unrealized loss                          $(13,371,548)
                                               ------------

  Net realized and unrealized loss
     on investments                            $(20,507,855)
                                               ------------

  Net decrease in net assets from operations   $(17,720,011)
                                               ==============

See notes to financial statements



WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2008       December 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                          $    2,787,844          $   4,142,249
   Net realized gain (loss) on investment and foreign currency transactions            (7,136,307)             32,400,973
   Change in unrealized depreciation of investments and translations of assets
       and liabilities in foreign currencies                                          (13,371,548)           (25,176,405)
                                                                                     ---------------        --------------
     Net increase (decrease) in net assets resulting from operations                 $(17,720,011)          $  11,366,817
                                                                                     ---------------        --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $      --              $ (4,294,177)
     From net realized gain                                                            (4,298,169)            (8,544,757)
                                                                                    ---------------        --------------
       Total distributions                                                           $ (4,298,169)          $(12,838,934)
                                                                                     ---------------        --------------
   Net decrease in net assets from fund share transactions (Note 5)                  $(11,163,891)          $(33,121,129)
                                                                                     ---------------        --------------
   Net decrease in net assets                                                        $(33,182,071)          $(34,593,246)
NET ASSETS:
   At beginning of period                                                              183,607,926            218,201,172
                                                                                     ---------------        --------------

     At end of period                                                                $ 150,425,855          $ 183,607,926
                                                                                     ===============        ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD                                                                  $   2,787,844          $      --
                                                                                     ===============        ==============



See notes to financial statements


Wright International Blue Chip Equities Fund (WIBC)
-------------------------------------------------------------------------------


                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                               ---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2008(1)      2007(1)       2006(1)     2005 (1)       2004       2003(1)
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period             $  22.470    $  22.830    $  18.060    $  15.070    $  12.890     $ 9.840
                                                 ----------   ----------   ----------   ----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income                         $   0.355    $   0.434    $   0.255    $   0.129    $   0.128     $ 0.073
   Net realized and unrealized gain (loss)          (2.557)       0.755        4.859        3.028        2.140       3.044
                                                 ----------   ----------   ----------   ----------   ----------    ----------

     Total income (loss) from
       investment operations                     $  (2.202)   $   1.189    $   5.114    $   3.157     $   2.268    $  3.117
                                                 ----------   ----------   ----------   ----------   ----------    ----------

LESS DISTRIBUTIONS:

   Distributions from investment income          $   -        $  (0.491)   $  (0.320)   $  (0.167)   $  (0.088)    $(0.067)
   Distributions from capital gains                 (0.558)      (1.058)      (0.024)       -            -           -
                                                 ----------   ----------   ----------   ----------   ----------    ----------
     Total distributions                         $  (0.558)   $  (1.549)   $  (0.344)   $  (0.167)   $  (0.088)    $(0.067)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                   $  19.710    $  22.470    $  22.830    $  18.060    $  15.070     $12.890
                                                 ==========   ==========   ==========   ==========   ==========    ==========

TOTAL RETURN(2)                                    (9.82)%(4)     5.50%       28.49%       21.13%       17.71%      31.96%
                                                 ==========   ==========   ==========   ==========   ==========    ==========

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000 omitted)       $ 150,426    $ 183,608    $ 218,201    $ 109,897    $  62,266     $ 54,586
   Ratios (As a percentage of average
      daily net assets):
     Net expenses                                    1.51%(3)     1.49%        1.46%        1.66%        1.72%       1.80%
     Net expenses after custodian fee reduction      1.50%(3)     1.47%        1.37%        1.62%        1.71%       1.80%
     Interest expense                                0.01%(3)     0.07%         -  %          -  %        -  %        -  %
     Net investment income                           3.48%(3)     1.82%        1.26%        0.81%        0.97%       0.81%
     Portfolio turnover rate                           38%(4)      138%         116%          99%         121%         77%

--------------------------------------------------------------------------------------------------------------------------------

(1) Certain per share amounts are based on average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each  period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Annualized.
(4) Not annualized.


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1    Significant Accounting Policies
     --------------------------------
The Wright Managed Equity Trust (the Trust), issuer of Wright Select Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations -Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value procedure that reflects market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

B. Investment Transactions - Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and discount.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, WMBC, for federal income tax purposes, had capital loss carryovers of $14,968,848 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2010 ($12,738,080) and December 31, 2011 ($2,230,768).

As of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E. Expenses - The majority of expenses of each Fund are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G. Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications - Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

J. Interim Financial Statements - The interim financial statements relating to June 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2    Distributions to Shareholders
    -------------------------------
It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of WSBC, WMBC and WIBC and to distribute annually all or substantially all of the net realized capital gains of WSBC, WMBC and WIBC. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3    Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------
The investment adviser fee is earned by Wright Investor Services, Inc. (Wright), as compensation for investment advisory services rendered to the Funds. The fee is computed at an annual rate of 0.79% of average daily net assets for WIBC, and at an annual rate of 0.60% of average net assets for WSBC and WMBC, and is payable monthly. For the six months ended June 30, 2008 the fee and percentage of average daily net assets, for each of the Funds was as follows:

     Fund                Fee            Percentage of Net Assets
-------------------------------------------------------------------------

    WSBC             $ 61,983                  0.60%
    WMBC              155,783                  0.60%
    WIBC              636,993                  0.79%

The administration fee is earned by Eaton Vance Management for administering the business affairs of each of the Funds and is computed at an annual rate of 0.12% for WSBC and WMBC, and 0.13% for WIBC of each Fund's average daily net assets. For the six months ended June 30, 2008, the administration fee for WSBC, WMBC and WIBC amounted to $12,397, $31,156 and $106,000, respectively.

Wright has agreed to reimburse expenses to the extent that total annual operating expenses exceed 1.25% of the average daily net assets of WSBC and WMBC through April 30, 2009. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright reimbursed expenses to WSBC in the amount of $34,659 for the six months ended June 30, 2008.

4    Distribution Plans
    ---------------------
The Trust has in effect adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (WISDI) (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution and service fee of 0.25% of each fund's average daily net assets for distribution services and facilities provided to the Funds by Wright, as well as for personal service and/or maintenance of shareholder accounts. Distribution and services fees paid or accrued to WISDI for the six months ended June 30, 2008 for WSBC, WMBC and WIBC were $25,826, $64,909, and $200,977, respectively. Under a written agreement in effect through April 30, 2009, WISDI has agreed to waive a portion of its distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $25,826 and $12,512 on behalf of WSBC and WMBC, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The combined amount of service fee payable under the Service Plan and Rule 12b-1 distribution may not exceed 0.25% of the average daily net assets of the Funds, annually. For the six months ended June 30, 2008, the funds did not accrue or pay any service fees.

5    Investment Transactions

Purchases and sales of investments, other than short-term obligations were as follows:

                   Six Months Ended June 30, 2008
              ------------------------------------------------
                         WSBC                WMBC                   WIBC
------------------------------------------------------------------------------

   Purchases       $   6,850,540      $    15,797,200          $    62,041,284
                   ================    ================       ================
   Sales           $   9,356,014      $    18,764,516          $    71,223,127
                   ================    ================       ================

 Purchases and sales of affiliated investments:

   Purchases       $      -           $           -            $           -
                   ================    ================        ================

   Sales           $     341,068      $           -            $           -
                   ================    ================        ================


6    Shares of Beneficial Interest
    -------------------------------
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in fund shares were as follows:

                                                                  Six Months Ended                     Year Ended
                                                              June 30, 2008 (Unaudited)             December 31, 2007
                                                              -------------------------             -----------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Sold                                                              59,163     $    582,524          131,958     $   1,665,341
Issued to shareholders in payment of distributions declared      192,783        1,704,210          401,088         4,525,042
Redemptions                                                    (403,784)      (3,892,784)      (1,501,608)      (18,810,209)
                                                            ------------  ----------------   ------------   ----------------
Net decrease                                                   (151,838)    $ (1,606,050)        (968,562)     $(12,619,826)
                                                            ============  ================   ============   ================

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Sold                                                             305,098    $   4,064,041          393,484      $   5,670,384
Issued to shareholders in payment of distributions declared        1,241           15,874           21,159            299,544
Redemptions                                                    (547,067)       (7,252,570)     (4,023,623)       (14,763,956)
                                                            ------------  ----------------   ------------   ----------------
Net decrease                                                   (240,728)    $  (3,172,655)       (608,980)      $ (8,794,028)
                                                            ============  ================     ============   ================

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Sold                                                            658,614    $    13,534,263       4,830,446       $115,578,462
Issued to shareholders in payment of distributions declared     191,321          3,795,810         504,859         11,019,992
Redemptions                                                  1,389,535)       (28,503,034)      (6,722,679)     (159,773,243)
Redemption Fees                                                    -                 9,070           -                53,660
                                                            ------------  ----------------    -------------   ----------------
Net decrease                                                  (539,600)    $  (11,163,891)      (1,387,374)  $   (33,121,129)
                                                            ============  ================  = ============   ================

--------------------------------------------------------------------------------------------------------------------------------


7    Federal Income Tax Basis of Investments
   --------------------------------------------
The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2008, as determined on a federal income tax basis, are as follows:

                         Six Months Ended June 30, 2008
                   ----------------------------------------------
                               WSBC             WMBC                WIBC
------------------------------------------------------------------------------

 Aggregate cost        $    17,781,217     $  46,638,007      $  162,653,755
                         ================  ================   ================

Gross unrealized
  appreciation               3,771,012         6,112,791          19,135,479
Gross unrealized
  depreciation             (2,216,923)        (5,704,921)        (15,232,620)
                        ----------------  ----------------  ----------------
Net unrealized
  appreciation              1,554,089            407,870           3,902,859
                        ================  ================= ==================



------------------------------------------------------------------------------

8    Line of Credit
   ------------------
The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At June 30, 2008, WSBC and WMBC had a balance outstanding pursuant to this line of credit of $331,000 and $609,000, respectively.

The average borrowings and average interest rate for the six months ended June 30, 2008 are follows:

                               WSBC              WMBC                  WIBC
-------------------------------------------------------------------------------

Average borrowing         $ 180,915        $  119,673            $   2,419,724
Average interest rate            2%                2%                       2%

-------------------------------------------------------------------------------


9    Risks Associated With Foreign Investments
    ---------------------------------------------
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Security Lending Agreement
    ----------------------------
The Wright International Blue Chip Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in State Street Navigator Securities Lending Prime
Portfolio. The Fund earns interest on the amount invested in State Street Navigator Securities Lending Prime Portfolio, but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund amounted to $13,962 for the six months ended June 30, 2008. At June 30, 2008, the value of the securities loaned and the value for the collateral amounted to $15,848,328 and $16,745,820, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

11   Fair Valuation Measurements
    -----------------------------
Each Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2008, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:

WSBC

                          Valuation Inputs            Investments in Securities
-------------------------------------------------------------------------------

         Level 1          Quoted Prices                        $ 19,335,306
         Level 2          Other Significant Observable Inputs        -
         Level 3          Significant Unobservable Inputs            -
-------------------------------------------------------------------------------
         Total                                                 $ 19,335,306


WMBC

                          Valuation Inputs            Investments in Securities
-------------------------------------------------------------------------------

         Level 1          Quoted Prices                        $  47,045,877
         Level 2          Other Significant Observable Inputs         -
         Level 3          Significant Unobservable Inputs             -
-------------------------------------------------------------------------------
         Total                                                 $  47,045,877


WIBC

                          Valuation Inputs            Investments in Securities
--------------------------------------------------------------------------------

         Level 1          Quoted Prices                        $  166,556,614
         Level 2          Other Significant Observable Inputs          -
         Level 3          Significant Unobservable Inputs              -
-------------------------------------------------------------------------------
         Total                                                 $  166,556,614


The Funds held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.



WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

Face                                                                  Coupon        Maturity                       Current
Amount            Description                                          Rate           Date           Value          Yield
-------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 1.5%
$      155,000    AEP Texas Central Transition Funding LLC             4.980%        07/01/13     $  157,021        5.0%
       180,000    PSE&G Transition Funding LLC, Series 2001-1 A7       6.750%        06/15/16        194,307        7.3%
                                                                                                ------------
Total Asset-Backed Securities (identified cost $349,259)                                          $  351,328
                                                                                                ------------


COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.1%
$      220,000    Citigroup Commercial Mortgage Trust,
                    Series 2004-C2 A5                                  4.733%        10/15/41     $  208,239        4.5%
       285,000    CS First Boston Mortgage Securities
                    Corp., Series 2003-C3 A5                           3.936%        05/15/38        264,433        3.7%
       330,000    JP Morgan Chase Commercial Mortgage Securities Corp.,
                  Series 2004-C3 A5                                    4.878%        01/15/42        313,940        4.6%
       265,000    Lehman Brothers UBS, Series 2006-C6 A4               5.372%        09/15/39        251,230        5.1%
       270,000    Merrill Lynch Mortgage Trust, Series 2005-LC1 A4     5.291%        01/12/44        260,249        5.1%
       420,000    Merrill Lynch/Countrywide Commercial Mortgage Trust,
                  Series 2006-2 A4                                     5.909%(1)     06/12/46        414,575        5.8%
       141,100    Salomon Brothers Mortgage Securities VII,
                    Series 2002-KEY2 A2                                4.467%        03/18/36        138,328        4.4%
                                                                                                   ------------
Total Commercial Mortgage-Backed Securities (identified cost $1,902,341)                          $1,850,994
                                                                                                   ------------


NON-AGENCY MORTGAGE-BACKED SECURITIES - 2.4%
$      252,362    First Horizon Alternative Mortgage Securities,
                  Series 2005-AA10, 1A2                                5.720%(1)     12/25/35     $  189,945        4.3%
       389,373    First Horizon Asset Securities Inc,
                    Series 2007-AR2, Class 1A1                         5.854%        06/25/37        367,334        5.5%
                                                                                                   ------------
Total Non-Agency Mortgage-Backed Securities (identified cost 641,735)                             $  557,279
                                                                                                   ------------


CORPORATE BONDS - 29.2%

AEROSPACE -- 0.5%
------------------
$      115,000    Lockheed Martin Corp.                                8.200%        12/01/09     $  121,161        8.6%

AUTOMOBILE -- 0.6%
-------------------
$      125,000    DaimlerChrysler North America Holding Co.            7.200%        09/01/09     $  128,606        7.4%

BANKS & MISCELLANEOUS FINANCIAL-- 2.9%
--------------------------------------
$      250,000    Capital One Bank USA NA                              2.763%        02/23/09     $  244,234        2.7%
       235,000    HSBC Finance Corp.                                   6.375%        10/15/11        240,522        6.5%
       200,000    Royal Bank of Scotland Group PLC                     7.648%        08/31/49        195,096        7.5%

CABLE TV-- 0.9%
---------------
$      100,000    Comcast Cable Communications Holdings                5.875%        02/15/18     $   96,382        5.7%
       125,000    Time Warner, Inc.                                    5.875%        11/15/16        118,060        5.5%

COMMUNICATIONS EQUIPMENT-- 0.6%
-------------------------------
$      140,000    Harris Corp.                                         5.000%        10/01/15     $  133,849        4.8%

DIVERSIFIED FINANCIALS-- 8.9%
-----------------------------
$      240,000    Ameriprise Financial, Inc.                           5.350%        11/15/10     $  240,920        5.4%
       125,000    Bear Stearns Cos. Inc, (The)                         4.550%        06/23/10        124,005        4.5%
       120,000    CIT Group, Inc.                                      7.625%        11/30/12         99,830        6.3%
       235,000    Citigroup, Inc.                                      6.125%        11/21/17        225,925        5.9%
       225,000    General Electric Capital Corp.                       6.750%        03/15/32        227,233        6.8%
       225,000    Genworth Global Funding Trusts                       5.200%        10/08/10        225,180        5.2%
       235,000    Goldman Sachs Group, Inc. (The)                      6.150%        04/01/18        228,398        6.0%
       245,000    International Lease Finance Corp.                    5.875%        05/01/13        218,806        5.2%
       165,000    Lehman Brothers Holdings Capital Trust V             5.857%        11/29/49        107,747        3.8%
       125,000    Merrill Lynch & Co., Inc.                            6.050%        05/16/16        115,488        5.6%
       210,000    National Rural Utilities Cooperative Finance Corp.   7.250%        03/01/12        223,725        7.7%

ELECTRIC UTILITIES-- 3.2%
-------------------------
$      115,000    American Electric Power                              5.250%        06/01/15    $?  110,908        5.1%
        90,000    Dominion Resources, Inc.                             6.300%        03/15/33         84,558        5.9%
       115,000    Duke Energy Indiana, Inc.                            5.000%        09/15/13        113,077        4.9%
       115,000    Exelon Corp.                                         4.900%        06/15/15        105,968        4.5%
       215,000    FPL Group Capital, Inc.                              5.350%        06/15/13        218,154        5.4%
       100,000    Spectra Energy Capital LLC                           7.500%        10/01/09        102,014        7.7%

FOOD - RETAIL-- 0.5%
--------------------
$      115,000    Kraft Foods, Inc.                                    6.000%        02/11/13    $?  116,303        6.1%

INFORMATION TECHNOLOGY-- 0.9%
-----------------------------
$      195,000    Oracle Corp.                                         5.000%        01/15/11    $?  198,914        5.1%

INSURANCE -- 1.9%
------------------
$      130,000    Fund American Cos., Inc.                             5.875%        05/15/13    $?  125,890        5.7%
       130,000    PartnerRe Finance II                                 6.440%        12/01/66        103,424        5.1%
       200,000    St. Paul Travelers                                   5.500%        12/01/15        197,706        5.4%

MEDICAL -- 2.0%
---------------
$      245,000    Bristol-Myers Squibb Co.                             5.875%        11/15/36    $?  229,306        5.5%
       115,000    WellPoint, Inc.                                      5.875%        06/15/17        111,347        5.7%
       115,000    Wyeth                                                5.500%        02/01/14        116,068        5.6%

OIL & GAS-- 1.9%
----------------
$      110,000    Canadian Natural Resources, Ltd.                     5.700%        05/15/17    $?  107,947        5.6%
       120,000    EnCana Corp.                                         5.900%        12/01/17        120,828        5.9%
       110,000    Marathon Oil Corp.                                   6.000%        10/01/17        109,564        6.0%
       100,000    Sempra Energy                                        6.000%        02/01/13        102,762        6.2%

RETAIL -- 0.5%
----------------
$      120,000    Home Depot, Inc.                                     5.200%        03/01/11    $?  119,086        5.2%

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 0.8%
-----------------------------------------
$      165,000    Applied Materials, Inc.                              7.125%        10/15/17    $?  181,254        7.8%

TELECOMMUNICATIONS -- 2.6%
---------------------------
$       95,000    AT&T  Wireless Services, Inc.                        7.875%        03/01/11    $?  101,203        8.4%
        70,000    British Telecom PLC                                  9.125%        12/15/30         84,368       11.0%
       100,000    Deutsche Telekom International Finance BV            8.000%        06/15/10        105,836        8.5%
       120,000    France Telecom SA                                    7.750%        03/01/11        127,162        8.2%
       175,000    Verizon Global Funding Corp.                         7.750%        12/01/30        188,515        8.3%

TRANSPORTATION -- 0.5%
-----------------------
$      125,000    Burlington Northern Santa Fe Corp.                   5.650%        05/01/17    $?  122,400        5.5%
                                                                                                ------------

Total Corporate Bonds (identified cost $6,965,429)                                               $ 6,719,729
                                                                                                ------------


GOVERNMENT INTERESTS - 57.8%

AGENCY MORTGAGE-BACKED SECURITIES-- 45.7%
-----------------------------------------
$      245,254    FHLMC Gold Pool #A32600                              5.500%        05/01/35     $  242,342        5.4%
        69,220    FHLMC Gold Pool #C01646                              6.000%        09/01/33         70,333        6.1%
        46,032    FHLMC Gold Pool #C27663                              7.000%        06/01/29         48,694        7.4%
       153,239    FHLMC Gold Pool #C47318                              7.000%        09/01/29        164,350        7.5%
       571,899    FHLMC Gold Pool #C55780                              6.000%        01/01/29        583,415        6.1%
       389,311    FHLMC Gold Pool #C66878                              6.500%        05/01/32        404,693        6.8%
       243,732    FHLMC Gold Pool #C91046                              6.500%        05/01/27        251,956        6.7%
        93,983    FHLMC Gold Pool #D66753                              6.000%        10/01/23         96,082        6.1%
        15,981    FHLMC Gold Pool #E00903                              7.000%        10/01/15         16,787        7.4%
       371,274    FHLMC Gold Pool #G01035                              6.000%        05/01/29        378,287        6.1%
       115,229    FHLMC Gold Pool #G02662                              7.500%        07/01/34        124,808        8.1%
       184,250    FHLMC Gold Pool #G03930                              6.000%        05/01/29        187,922        6.1%
       290,656    FHLMC Gold Pool #H19018                              6.500%        08/01/37        296,469        6.6%
       243,947    FHLMC Gold Pool #K30262                              5.000%        11/01/47        231,293        4.7%
       136,738    FHLMC Gold Pool #N30514                              5.500%        11/01/28        135,433        5.4%
       408,963    FHLMC Gold Pool #P00024                              7.000%        09/01/32        428,735        7.3%
        63,288    FHLMC Gold Pool #P50031                              7.000%        08/01/18         66,928        7.4%
        51,702    FHLMC Gold Pool #P50064                              7.000%        09/01/30         54,675        7.4%
       161,544    FHLMC Pool #1B1291                                   4.400%(1)     11/01/33        162,315        4.4%
       566,879    FHLMC Pool #1G0233                                   5.001%(1)     05/01/35        572,140        5.0%
       130,280    FHLMC Pool #781071                                   5.183%(1)     11/01/33        129,196        5.1%
       106,050    FHLMC Pool #781804                                   5.061%(1)     07/01/34        105,868        5.1%
        53,620    FHLMC Pool #781884                                   5.146%(1)     08/01/34         54,054        5.2%
       123,335    FHLMC Pool #782862                                   5.004%(1)     11/01/34        124,427        5.0%
       172,844    FHLMC Pool #783190                                   5.864%        03/01/37        175,698        6.0%
       301,343    FHLMC Series 1983 Z                                  6.500%        12/15/23        315,143        6.8%
       305,180    FHLMC Series 2044 PE                                 6.500%        04/15/28        320,570        6.8%
       132,552    FNMA Pool #253057                                    8.000%        12/01/29        144,126        8.7%
       147,061    FNMA Pool #254232                                    6.500%        03/01/22        152,884        6.8%
        47,700    FNMA Pool #254845                                    4.000%        07/01/13         47,462        4.0%
        47,581    FNMA Pool #254863                                    4.000%        08/01/13         46,897        3.9%
        34,239    FNMA Pool #479477                                    6.000%        01/01/29         34,875        6.1%
        37,780    FNMA Pool #489357                                    6.500%        03/01/29         39,297        6.8%
        28,089    FNMA Pool #535332                                    8.500%        04/01/30         30,938        9.4%
       201,656    FNMA Pool #545407                                    5.500%        01/01/32        200,171        5.5%
        47,977    FNMA Pool #545782                                    7.000%        07/01/32         51,196        7.5%
        41,601    FNMA Pool #597396                                    6.500%        09/01/31         43,218        6.8%
       346,749    FNMA Pool #725419                                    4.500%        10/01/33        323,195        4.2%
        67,083    FNMA Pool #725866                                    4.500%        09/01/34         62,421        4.2%
       173,039    FNMA Pool #738630                                    5.500%        11/01/33        171,602        5.5%
       420,521    FNMA Pool #745467                                    5.776%(1)     04/01/36        425,810        5.8%
       204,715    FNMA Pool #747529                                    4.500%        10/01/33        190,809        4.2%
       232,842    FNMA Pool #753189                                    4.000%        12/01/33        211,362        3.6%
       709,017    FNMA Pool #781893                                    4.500%        11/01/31        664,133        4.2%
       236,063    FNMA Pool #807804                                    5.500%        03/01/35        233,440        5.4%
        72,635    FNMA Pool #809888                                    4.500%        03/01/35         67,429        4.2%
       154,985    FNMA Pool #906455                                    5.984%        01/01/37        157,210        6.1%
       169,816    GNMA II Pool #2630                                   6.500%        08/20/28        176,241        6.7%
        52,479    GNMA II Pool #2671                                   6.000%        11/20/28         53,531        6.1%
         7,686    GNMA II Pool #2909                                   8.000%        04/20/30          8,392        8.7%
        19,318    GNMA II Pool #2972                                   7.500%        09/20/30         20,707        8.0%
         7,102    GNMA II Pool #2973                                   8.000%        09/20/30          7,755        8.7%
        75,933    GNMA II Pool #3095                                   6.500%        06/20/31         78,701        6.7%
       203,149    GNMA Pool #374892                                    7.000%        02/15/24        216,906        7.5%
        48,180    GNMA Pool #376400                                    6.500%        02/15/24         50,094        6.8%
        72,881    GNMA Pool #379982                                    7.000%        02/15/24         77,816        7.5%
       211,951    GNMA Pool #393347                                    7.500%        02/15/27        228,335        8.1%
        76,477    GNMA Pool #410081                                    8.000%        08/15/25         83,728        8.8%
        36,462    GNMA Pool #427199                                    7.000%        12/15/27         38,919        7.5%
        20,559    GNMA Pool #436214                                    6.500%        02/15/13         21,330        6.7%
        20,788    GNMA Pool #442996                                    6.000%        06/15/13         21,457        6.2%
       103,379    GNMA Pool #448490                                    7.500%        03/15/27        111,370        8.1%
        53,012    GNMA Pool #458762                                    6.500%        01/15/28         55,117        6.8%
        74,053    GNMA Pool #460726                                    6.500%        12/15/27         76,994        6.8%
        29,363    GNMA Pool #463839                                    6.000%        05/15/13         30,307        6.2%
        16,469    GNMA Pool #488924                                    6.500%        11/15/28         17,123        6.8%
        15,988    GNMA Pool #510706                                    8.000%        11/15/29         17,515        8.8%
        82,577    GNMA Pool #581536                                    5.500%        06/15/33         82,536        5.5%

U.S. GOVERNMENT AGENCIES-- 3.7%
-------------------------------
$      425,000    Fannie Mae                                           3.250%        04/09/13    $   409,411        3.1%
       250,000    Fannie Mae                                           6.250%        05/15/29        283,690        7.1%
       150,000    Federal Home Loan Bank                               5.000%        11/17/17        153,222        5.1%

U.S. TREASURIES-- 8.4%
----------------------
$       95,000    U.S. Treasury Bonds                                  6.250%        08/15/23    $   113,058        7.4%
        45,000    U.S. Treasury Notes                                  5.000%        08/15/11         47,795        5.3%
       500,000    U.S. Treasury Notes                                  4.250%        11/15/13        521,953        4.4%
       380,000    U.S. Treasury Notes                                  4.875%        08/15/16        407,520        5.2%
       325,000    U.S. Treasury Notes                                  4.625%        02/15/17        342,266        4.9%
       350,000    U.S. Treasury Strip                                  0.000%        02/15/18        231,768        0.0%
       115,000    U.S. Treasury Strip                                  0.000%        02/15/21         64,216        0.0%
       460,000    U.S. Treasury Strip                                  0.000%        02/15/27        190,516        0.0%
                                                                                                ------------

Total Government Interests (identified cost $13,235,766)                                         $13,281,377
                                                                                                ------------


TOTAL INVESTMENTS (identified cost, $23,094,530)-- 99.0%                                         $22,760,707

OTHER ASSETS, LESS LIABILITIES-- 1.0%                                                                237,008
                                                                                                ------------

NET ASSETS-- 100.0%                                                                              $22,997,715
                                                                                                ============



FHLMC -Federal Home Loan Mortgage Corporation
FNMA -Federal National Mortgage Association
GNMA -Government National Mortgage Association

(1) Adjustable rate security. Rate shown is rate at period end.


See notes to financial statements



WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2008 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $23,094,530) (Note 1A)     $ 22,760,707
  Cash                                               19,749
  Receivable for investments sold                   511,759
  Receivable for fund shares sold                     1,146
  Receivable from investment adviser                 20,799
  Interest receivable                               199,805
  Other assets                                        5,015
                                               ------------
   Total assets                                $ 23,518,980
                                               ------------


LIABILITIES:
  Payable for investments purchased            $    373,500
  Payable for fund shares reacquired                113,929
  Distributions payable                              19,029
  Payable to affiliate for Trustees' fees                52
  Payable to affiliate for distribution fees            478
  Accrued expenses and other liabilities             14,277
                                               ------------
   Total liabilities                           $    521,265
                                               ------------

NET ASSETS                                     $ 22,997,715
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 26,636,991
  Accumulated net realized loss on investments
 (computed on the basis of identified cost)     (3,277,103)
  Unrealized appreciation of investments
 (computed on the basis of identified cost)       (333,823)
  Distributions in excess of net investment
   income                                          (28,350)
                                               ------------
  Net assets applicable to outstanding shares  $ 22,997,715
                                               ============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                     1,893,550
                                               ============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST                          $      12.15
                                               ============


See notes to financial statements


                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2008 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B)
   Interest income                             $    668,648
   Less: Foreign taxes                                   53
                                               ------------
    Total Investment Income                    $    668,701
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)             $     55,055
   Administrator fee (Note 3)                         8,564
   Compensation of Trustees who are not employees
    of the investment adviser or administrator        9,722
   Custodian fee (Note 1F)                           34,018
   Distribution expenses (Note 4)                    30,586
   Transfer and dividend disbursing agent fees       10,101
   Printing                                             910
   Interest expense                                   1,154
   Shareholder communications                           364
   Audit services                                    16,016
   Legal services                                     2,730
   Registration costs                                 9,439
   Miscellaneous                                      5,642
                                               ------------
    Total expenses                             $    184,301
                                               ------------

  Deduct -
   Allocation of expenses to the investment advisor
    (Note 3)                                   $   (10,431)
   Reimbursement from custodian                     (1,000)
   Reduction of investment adviser fee (Note 3)    (55,055)
   Reduction of distribution expenses by principal
    underwriter (Note 4)                           (30,586)
   Reduction of custodian fee (Note 1F)             (1,298)
                                               ------------
    Total deductions                           $   (98,370)
                                               ------------
    Net expenses                               $     85,931
                                               ------------
    Net investment income                      $    582,770
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)                     $    102,325
  Change in unrealized depreciation
   on investments                              $  (568,440)
                                               ------------
  Net realized and unrealized loss on
   investments                                 $  (466,115)
                                               ------------

  Net increase in net assets from operations   $    116,655
                                               ============



See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-----------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2008      December 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
   Net investment income                                                             $     582,770          $   1,258,878
   Net realized gain (loss) on investments                                                 102,325               (96,499)
   Change in unrealized appreciation (depreciation) on investments                       (568,440)                300,776
                                                                                     --------------         --------------
     Net increase in net assets resulting from operations                            $     116,655          $   1,463,155
                                                                                     --------------         --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $   (601,109)          $ (1,291,075)
                                                                                     --------------         --------------
       Total distributions                                                           $   (601,109)          $ (1,291,075)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 5)                  $ (1,506,629)          $ (6,049,001)
                                                                                     --------------         --------------
       Net decrease in net assets                                                    $ (1,991,083)          $ (5,876,921)

NET ASSETS:
   At beginning of period                                                               24,988,798             30,865,719
                                                                                     --------------         --------------
   At end of period                                                                  $  22,997,715          $  24,988,798
                                                                                     ==============         ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                                    $    (28,350)          $    (10,011)
                                                                                     ==============         ==============



See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-----------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                               ---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2008(3)      2007(3)        2006         2005         2004        2003
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period             $ 12.390     $ 12.290     $  12.430    $  12.770    $  12.870     $ 13.010
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income(1)                    $  0.293     $  0.558     $   0.483    $   0.465    $   0.453     $  0.483
     Net realized and unrealized gain (loss)       (0.230)       0.115        (0.082)      (0.271)      (0.011)      (0.066)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total income from investment operations $  0.063     $  0.673     $   0.401    $   0.194    $   0.442     $  0.417
                                                 ---------    ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:

     Distributions from investment income        $ (0.303)    $ (0.573)    $  (0.541)   $  (0.534)   $  (0.542)    $ (0.557)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total distributions                     $ (0.303)    $ (0.573)    $  (0.541)   $  (0.534)   $  (0.542)    $ (0.557)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period                   $ 12.150     $ 12.390     $  12.290    $  12.430    $  12.770     $ 12.870
                                                 =========    =========    =========    =========    =========     =========

TOTAL RETURN(2)                                     0.40%(5)     5.64%         3.34%        1.54%        3.52%        3.25%

RATIOS/SUPPLEMENTAL DATA(1):
     Net assets, end of period (000 omitted)     $  22,998    $  24,989    $  30,866    $  41,288    $  38,213     $ 42,317
     Ratios (As a percentage of average
      daily net assets):
         Net expenses                               0.71%(4)      0.87%        0.99%        0.98%        0.96%        0.95%
         Net expenses after custodian fee reduction 0.70%(4)      0.85%        0.95%        0.95%        0.95%        0.95%
         Interest expense                           0.01%(4)      0.01%         -  %         -  %         -  %         -  %
         Net investment income                      4.76%(4)      4.56%        3.96%        3.66%        3.58%        3.67%
         Portfolio turnover rate                      67%(5)       119%          90%          86%          64%         131%

--------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2008, and for the years ended December 31,
2007, 2006, 2005, 2004, and 2003, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser.
Had such action not been undertaken,  net investment income per share and the ratios would have been as follows:

                                                   2008         2007          2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share             $  0.244     $  0.490     $   0.453    $   0.439    $   0.429     $  0.455
                                                 =========    =========    =========    =========    =========     =========

     Ratios (As a percentage of average net assets):

         Expenses                                   1.50%(4)     1.41%         1.23%        1.18%        1.18%        1.17%
                                                 ===========    =========    =========    =========    =========     =========

         Expenses after custodian fee reduction     1.49%(4)     1.38%         1.19%        1.15%        1.17%        1.17%
                                                 ===========    =========    =========    =========    =========     =========

         Interest expense                           0.01%(4)     0.01%          -  %         -  %         -  %         -  %
                                                 ===========    =========    =========    =========    =========     =========

         Net investment income                      3.97%(4)     4.03%         3.72%        3.46%        3.36%        3.46%
                                                 ===========    =========    =========    =========    =========     =========


--------------------------------------------------------------------------------------------------------------------------------

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.
(4) Annualized.
(5) Not annualized.


Aee notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

Face                                                                    Coupon        Maturity                      Current
Amount            Description                                            Rate           Date           Value         Yield
--------------------------------------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES -- 3.5%
$   253,069       Bear Stearns Adj. Rate Mortgage Trust,
                   Series 2003-4, Class 3A1                              4.962%(1)    07/25/33     $   237,303        4.7%
    747,775       Chase Mortgage Finance Corporation,
                   Series 2003-S13, Class A16                            5.000%       11/25/33         702,601        4.7%
    478,942       Countrywide Home Loans, Series 2006-J1, Class 3A1      6.000%       02/25/36         445,062        5.6%
                                                                                                  ------------
Total Non-Agency Mortgage-Backed Securities (identified cost $1,447,753)                           $ 1,384,966
                                                                                                  ------------

AGENCY MORTGAGE-BACKED SECURITIES -- 98.4%
$   359,114       FHLMC Series 15                                        7.000%       07/25/23     $   379,759        7.4%
     41,145       FHLMC Gold Pool #C00548                                7.000%       08/01/27          43,614        7.4%
    125,564       FHLMC Gold Pool #C00778                                7.000%       06/01/29         132,825        7.4%
    189,296       FHLMC Gold Pool #C47318                                7.000%       09/01/29         203,020        7.5%
    382,387       FHLMC Gold Pool #C90580                                6.000%       09/01/22         390,888        6.1%
     96,611       FHLMC Gold Pool #D81642                                7.500%       08/01/27         104,680        8.1%
    154,907       FHLMC Gold Pool #D82572                                7.000%       09/01/27         164,204        7.4%
     97,912       FHLMC Gold Pool #E00678                                6.500%       06/01/14         102,572        6.8%
    104,425       FHLMC Gold Pool #E00721                                6.500%       07/01/14         109,406        6.8%
    103,361       FHLMC Gold Pool #E81704                                8.500%       05/01/15         113,959        9.4%
    518,479       FHLMC Gold Pool #E88471                                7.500%       01/01/17         543,843        7.9%
    140,794       FHLMC Gold Pool #E90181                                6.500%       06/01/17         146,686        6.8%
    102,077       FHLMC Gold Pool #G00812                                6.500%       04/01/26         106,429        6.8%
    230,457       FHLMC Gold Pool #G02662                                7.500%       07/01/34         249,616        8.1%
  1,105,501       FHLMC Gold Pool #G03930                                6.000%       05/01/29       1,127,532        6.1%
    200,000       FHLMC Pool #2176 OJ                                    7.000%       08/15/29         210,020        7.4%
    119,978       FHLMC Pool #2201 C                                     8.000%       11/15/29         127,318        8.5%
    263,064       FHLMC Pool #2259 ZM                                    7.000%       10/15/30         277,819        7.4%
    231,340       FHLMC Pool #2410 NG                                    6.500%       02/15/32         243,095        6.8%
    252,169       FHLMC Pool #2457 PE                                    6.500%       06/15/32         262,051        6.8%
    212,967       FHLMC Pool #845802                                     6.530%(1)    06/01/24         214,676        6.6%
     92,999       FHLMC Pool #845830                                     6.471%(1)    07/01/24          94,209        6.6%
    723,833       FNMA Series 2000-T6, Class A1                          7.500%       06/25/30         768,462        8.0%
    308,768       FNMA Series 2003-W3, Class 2A5                         5.356%       06/25/42         304,280        5.3%
    425,646       FNMA Series G93-5, Class Z                             6.500%       02/25/23         444,532        6.8%
    850,763       FNMA Pool #252034                                      7.000%       09/01/28         908,613        7.5%
     41,451       FNMA Pool #254227                                      5.000%       02/01/09          41,508        5.0%
    779,423       FNMA Pool #254232                                      6.500%       03/01/22         810,287        6.8%
     99,165       FNMA Pool #254305                                      6.500%       05/01/22         103,092        6.8%
     17,256       FNMA Pool #254505                                      5.000%       11/01/09          17,420        5.0%
    337,538       FNMA Pool #254588                                      6.000%       12/01/22         344,795        6.1%
    160,908       FNMA Pool #255068                                      6.000%       01/01/24         164,138        6.1%
    548,482       FNMA Pool #255958                                      5.000%       10/01/35         515,412        4.7%
    874,124       FNMA Pool #259796                                      4.500%       08/01/33         814,745        4.2%
    253,358       FNMA Pool #313953                                      7.000%       12/01/17         269,027        7.4%
    248,763       FNMA Pool #532204                                      7.000%       02/01/20         262,912        7.4%
     91,804       FNMA Pool #535131                                      6.000%       03/01/29          93,509        6.1%
    132,890       FNMA Pool #535817                                      7.000%       04/01/31         140,463        7.4%
    119,274       FNMA Pool #545133                                      6.500%       12/01/28         124,210        6.8%
     73,600       FNMA Pool #663689                                      5.000%       01/01/18          73,519        5.0%
    457,922       FNMA Pool #673315                                      5.500%       11/01/32         454,407        5.5%
    271,204       FNMA Pool #705118                                      4.936%(1)    05/01/33         273,824        5.0%
    832,198       FNMA Pool #725419                                      4.500%       10/01/33         775,667        4.2%
     63,093       FNMA Pool #733750                                      6.310%       10/01/32          64,968        6.5%
    601,490       FNMA Pool #735861                                      6.500%       09/01/33       1,291,056        6.8%
    315,391       FNMA Pool #745467                                      5.776%(1)    04/01/36         319,357        5.8%
    284,055       FNMA Pool #745630                                      5.500%       01/01/29         283,207        5.5%
    367,660       FNMA Pool #801357                                      5.500%       08/01/34         364,838        5.5%
    454,534       FNMA Pool #871394                                      7.000%       04/01/21         473,900        7.3%
    275,133       FNMA Pool #889383                                      6.500%       03/01/23         287,150        6.8%
    653,771       FNMA Pool #892522                                      6.117%(1)    08/01/36         669,413        6.3%
    332,922       FNMA Pool #906326                                      5.628%(1)    01/01/37         338,164        5.7%
  1,261,758       GNMA Series 1999-4                                     6.000%       02/20/29       1,298,206        6.2%
    451,040       GNMA Series 2000-14                                    7.000%       02/16/30         478,386        7.4%
    819,621       GNMA Series 2001-2                                     7.500%       07/20/28         881,960        8.1%
    412,042       GNMA Series 2001-4                                     6.500%       03/20/31         431,651        6.8%
    510,834       GNMA Series 2002-22                                    6.500%       03/20/32         536,240        6.8%
    348,882       GNMA Series 2002-40                                    6.500%       06/20/32         366,409        6.8%
    274,378       GNMA Series 2002-45                                    6.500%       06/20/32         288,053        6.8%
    697,047       GNMA Series 2002-47                                    6.500%       07/16/32         732,924        6.8%
    228,377       GNMA Series 2002-7                                     6.500%       01/20/32         239,517        6.8%
    137,610       GNMA I Pool #448970                                    8.000%       08/15/27         150,687        8.8%
    479,416       GNMA I Pool #487108                                    6.000%       04/15/29         489,266        6.1%
  1,032,779       GNMA I Pool #675363                                    6.000%       01/15/35       1,050,611        6.1%
    332,133       GNMA I Pool #780492                                    7.000%       09/15/24         354,694        7.5%
      3,187       GNMA II Pool #1596                                     9.000%       04/20/21           3,488        9.9%
     45,075       GNMA II Pool #2268                                     7.500%       08/20/26          48,389        8.1%
    144,366       GNMA II Pool #2442                                     6.500%       06/20/27         149,864        6.7%
      5,905       GNMA II Pool #2855                                     8.500%       12/20/29           6,475        9.3%
    453,848       GNMA II Pool #3053                                     6.500%       03/20/31         470,390        6.7%
    267,392       GNMA II Pool #3284                                     5.500%       09/20/32         266,368        5.5%
    562,605       GNMA II Pool #3388                                     4.500%       05/20/33         523,965        4.2%
    121,907       GNMA II Pool #3401                                     4.500%       06/20/33         113,534        4.2%
     96,576       GNMA II Pool #3484                                     3.500%       09/20/33          82,249        3.0%
    183,283       GNMA II Pool #3554                                     4.500%       05/20/34         170,424        4.2%
  1,558,432       GNMA II Pool #3556                                     5.500%       05/20/34       1,551,683        5.5%
    525,954       GNMA II pool #3689                                     4.500%       03/20/35       1,024,969        4.2%
  2,248,076       GNMA II Pool #3747                                     5.000%       08/20/35       2,175,984        4.8%
    264,189       GNMA II Pool #3920                                     6.000%       11/20/36         268,317        6.1%
    499,345       GNMA II pool #4149                                     7.500%       05/20/38         527,455        7.9%
    112,952       GNMA II Pool #601135                                   6.310%       09/20/32         116,091        6.5%
    129,599       GNMA II Pool #601255                                   6.310%       01/20/33         133,070        6.5%
    110,038       GNMA II Pool #608120                                   6.310%       01/20/33         112,985        6.5%
    479,528       GNMA II Pool #648541                                   6.000%       10/20/35         486,259        6.1%
     33,915       GNMA II Pool #723                                      7.500%       01/20/23          36,372        8.0%
     90,004       GNMA II Pool #81161                                    5.500%       11/20/34          90,257        5.5%
      1,680       GNMA Pool #176992                                      8.000%       11/15/16           1,821        8.7%
      2,258       GNMA Pool #177784                                      8.000%       10/15/16           2,448        8.7%
     10,955       GNMA Pool #192357                                      8.000%       04/15/17          11,904        8.7%
     14,531       GNMA Pool #194057                                      8.500%       04/15/17          15,945        9.3%
      2,354       GNMA Pool #194287                                      9.500%       03/15/17           2,602       10.5%
      1,271       GNMA Pool #196063                                      8.500%       03/15/17           1,395        9.3%
      6,775       GNMA Pool #211231                                      8.500%       05/15/17           7,434        9.3%
      1,299       GNMA Pool #212601                                      8.500%       06/15/17           1,425        9.3%
      2,345       GNMA Pool #220917                                      8.500%       04/15/17           2,573        9.3%
      6,858       GNMA Pool #223348                                     10.000%       08/15/18           7,723       11.3%
      7,851       GNMA Pool #228308                                     10.000%       01/15/19           8,837       11.3%
      2,699       GNMA Pool #230223                                      9.500%       04/15/18           2,993       10.5%
      3,479       GNMA Pool #251241                                      9.500%       06/15/18           3,858       10.5%
      3,838       GNMA Pool #260999                                      9.500%       09/15/18           4,257       10.5%
      5,420       GNMA Pool #263439                                     10.000%       02/15/19           6,122       11.3%
      1,402       GNMA Pool #265267                                      9.500%       08/15/20           1,562       10.6%
      1,738       GNMA Pool #266983                                     10.000%       02/15/19           1,963       11.3%
      2,211       GNMA Pool #273690                                      9.500%       08/15/19           2,459       10.6%
        796       GNMA Pool #286556                                      9.000%       03/15/20             873        9.9%
      3,694       GNMA Pool #301366                                      8.500%       06/15/21           4,072        9.4%
      4,610       GNMA Pool #302933                                      8.500%       06/15/21           5,082        9.4%
     10,825       GNMA Pool #308792                                      9.000%       07/15/21          11,894        9.9%
      1,885       GNMA Pool #314222                                      8.500%       04/15/22           2,080        9.4%
      3,469       GNMA Pool #315187                                      8.000%       06/15/22           3,790        8.7%
     11,658       GNMA Pool #315754                                      8.000%       01/15/22          12,738        8.7%
     26,461       GNMA Pool #319441                                      8.500%       04/15/22          29,200        9.4%
      8,330       GNMA Pool #325165                                      8.000%       06/15/22           9,102        8.7%
     13,939       GNMA Pool #335950                                      8.000%       10/15/22          15,230        8.7%
    175,999       GNMA Pool #346987                                      7.000%       12/15/23         187,964        7.5%
     78,660       GNMA Pool #352001                                      6.500%       12/15/23          81,784        6.8%
     29,246       GNMA Pool #352110                                      7.000%       08/15/23          31,235        7.5%
     49,880       GNMA Pool #368238                                      7.000%       12/15/23          53,271        7.5%
     49,158       GNMA Pool #372379                                      8.000%       10/15/26          53,840        8.8%
     59,260       GNMA Pool #396537                                      7.490%       03/15/25          63,838        8.1%
     44,234       GNMA Pool #399726                                      7.490%       05/15/25          47,651        8.1%
    135,102       GNMA Pool #399788                                      7.490%       09/15/25         145,540        8.1%
     29,836       GNMA Pool #399958                                      7.490%       02/15/27          32,131        8.1%
     63,302       GNMA Pool #399964                                      7.490%       04/15/26          68,187        8.1%
     66,231       GNMA Pool #410215                                      7.500%       12/15/25          71,371        8.1%
      8,041       GNMA Pool #414736                                      7.500%       11/15/25           8,665        8.1%
     37,991       GNMA Pool #420707                                      7.000%       02/15/26          40,568        7.5%
     20,655       GNMA Pool #421829                                      7.500%       04/15/26          22,256        8.1%
     11,775       GNMA Pool #431036                                      8.000%       07/15/26          12,897        8.8%
     36,872       GNMA Pool #431612                                      8.000%       11/15/26          40,383        8.8%
     60,230       GNMA Pool #438004                                      7.490%       11/15/26          64,877        8.1%
      8,628       GNMA Pool #442190                                      8.000%       12/15/26           9,450        8.8%
     21,668       GNMA Pool #449176                                      6.500%       07/15/28          22,528        6.8%
     33,636       GNMA Pool #462623                                      6.500%       03/15/28          34,972        6.8%
    292,746       GNMA Pool #471369                                      5.500%       05/15/33         292,601        5.5%
     56,437       GNMA Pool #475149                                      6.500%       05/15/13          58,554        6.7%
    140,184       GNMA Pool #489377                                      6.375%       03/15/29         144,988        6.6%
     38,385       GNMA Pool #524811                                      6.375%       09/15/29          39,700        6.6%
     30,804       GNMA Pool #538314                                      7.000%       02/15/32          32,797        7.5%
    321,184       GNMA Pool #595606                                      6.000%       11/15/32         327,482        6.1%
     41,008       GNMA Pool #602377                                      4.500%       06/15/18          40,295        4.4%
     40,481       GNMA Pool #603377                                      4.500%       01/15/18          39,778        4.4%
    826,144       GNMA Pool #608639                                      5.500%       07/15/24         830,844        5.5%
    177,491       GNMA Pool #609452                                      4.000%       08/15/33         160,377        3.6%
    274,481       GNMA Pool #616829                                      5.500%       01/15/25         280,034        5.6%
    475,657       GNMA Pool #624600                                      6.150%       01/15/34         486,858        6.3%
    119,217       GNMA Pool #640940                                      5.500%       05/15/35         118,971        5.5%
    128,586       GNMA Pool #658267                                      6.500%       02/15/22         133,337        6.7%
     58,404       GNMA Pool #780429                                      7.500%       09/15/26          62,935        8.1%
    186,564       GNMA Pool #780977                                      7.500%       12/15/28         201,014        8.1%
    467,366       GNMA Pool #781120                                      7.000%       12/15/29         498,378        7.5%
    475,825       Vendee Mortgage Trust, Series 1996-1, Class 1Z         6.750%       02/15/26         497,534        7.1%
    387,866       Vendee Mortgage Trust, Series 1998-1, Class 2E         7.000%       09/15/27         409,959        7.4%
                                                                                                  ------------
Total Agency Mortgage-Backed Securities (identified cost $38,467,762)                              $38,733,514
                                                                                                  ------------
TOTAL INVESTMENTS (identified cost $39,915,515)                                                    $40,118,480
OTHER ASSETS, LESS LIABILITIES-- (1.9)%                                                              (748,150)
                                                                                                  ------------
NET ASSETS-- 100.0%                                                                                $39,370,330
                                                                                                  ============


FHLMC - Federal Home Loan Mortgage Corporation; FNMA - Federal National Mortgage
Association; GNMA - Government National Mortgage Association; (1) Adjustable rate security. Rate shown is rate at period end.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2008 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $39,915,515) (Note 1A)     $ 40,118,480
  Cash                                              321,225
  Receivable for investments sold                   722,638
  Receivable for fund shares sold                    47,156
  Interest receivable                               202,046
  Other assets                                        4,694
                                               ------------
   Total assets                                $ 41,416,239
                                               ------------

LIABILITIES:
  Payable for investments purchased            $  1,970,293
  Payable for fund shares reacquired                 10,366
  Distributions payable                              57,352
  Payable to affiliate for Trustees' fees                21
  Accrued expenses and other liabilities              7,877
                                               ------------
   Total liabilities                           $  2,045,909
                                               ------------
NET ASSETS                                     $ 39,370,330
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 39,993,117
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (1,298,848)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)       202,965
  Accumulated undistributed net investment
   income                                           473,096
                                               ------------
  Net assets applicable to outstanding shares  $ 39,370,330
                                               ============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING                                    4,130,987
                                               =============


  NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST                         $       9.53
                                               ==============

See notes to financial statements

                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2008 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B)
  Interest income                              $  1,526,024
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)             $     89,803
   Administrator fee (Note 3)                        17,961
   Compensation of Trustees who are not employees
    of the investment adviser or administrator        9,697
   Custodian fee (Note 1F)                           30,652
   Distribution expenses (Note 4)                    49,891
   Transfer and dividend disbursing agent fees       11,983
   Printing                                           1,820
   Interest expense                                   1,204
   Shareholder communications                           546
   Audit services                                    14,560
   Legal services                                     2,730
   Registration costs                                 8,203
   Miscellaneous                                      3,637
                                               ------------
    Total expenses                             $    242,687
                                               ------------

  Deduct -
   Reimbursement from custodian                $    (1,000)
   Reduction of investment adviser fee (Note 3)        (46)
   Reduction of distribution expenses
    by principal underwriter (Note 4)              (48,623)
   Reduction of custodian fee (Note 1F)             (2,442)
                                               ------------
    Total deductions                           $   (52,111)
                                               ------------
    Net expenses                               $    190,576
                                               ------------
     Net investment income                     $  1,335,448
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)                     $    105,635
  Change in unrealized depreciation
   on investments                                 (736,038)
                                               ------------
   Net realized and unrealized loss
    on investments                             $  (630,403)
                                               ------------
   Net increase in net assets from operations  $    705,045
                                               ============


See notes to financial statements


Wright Current Income Fund (WCIF)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2008      December 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $   1,335,448          $   1,897,291
     Net realized gain (loss) on investments                                               105,635              (186,065)
     Change in unrealized appreciation (depreciation) on investments                     (736,038)                512,985
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations                          $     705,045          $   2,224,211
                                                                                     --------------         --------------


   Distributions to shareholders (Note 2)
     From net investment income                                                      $   (957,428)          $ (1,853,630)
     From net realized gain                                                                 -                    (36,891)
                                                                                     --------------         --------------
       Total distributions                                                           $   (957,428)          $ (1,890,521)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 5)                  $    (76,448)          $ (1,108,939)
                                                                                     --------------         --------------
   Net decrease in net assets                                                        $   (328,831)          $   (775,249)

NET ASSETS:
   At beginning of period                                                               39,699,161             40,474,410
                                                                                     --------------         --------------
   At end of period                                                                  $  39,370,330          $  39,699,161
                                                                                     ==============         ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD                                                    $     473,096          $      95,076
                                                                                     ==============         ==============


WRIGHT CURRENT INCOME FUND (WCIF)
------------------------------------------------------------------------------


                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                             ------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2008(3)      2007(3)        2006         2005         2004        2003
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period             $  9.590     $  9.510     $   9.610    $   9.890    $  10.490     $ 10.810
                                                 ----------   ----------   ----------   ----------   ----------    ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income(1)                      $  0.320     $  0.455     $   0.427    $   0.400    $   0.447     $  0.417
   Net realized and unrealized gain (loss)         (0.150)       0.078        (0.063)      (0.230)      (0.112)      (0.235)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
     Total income from investment operations     $  0.170     $  0.533     $   0.364    $   0.170    $   0.335     $  0.182
                                                 ----------   ----------   ----------   ----------   ----------    ----------

LESS DISTRIBUTIONS:

   Distributions from investment income          $ (0.230)    $ (0.444)    $  (0.447)   $  (0.430)   $  (0.482)    $ (0.502)
   Distributions from capital gains                 -           (0.009)       (0.017)      (0.020)      (0.453)       -
                                                 ----------   ----------   ----------   ----------   ----------    ----------
     Total distributions                         $ (0.230)    $ (0.453)    $  (0.464)   $  (0.450)   $  (0.935)    $ (0.502)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                   $  9.530     $  9.590     $   9.510    $   9.610    $   9.890     $ 10.490
                                                 ==========   ==========   ==========   ==========   ==========    ==========

TOTAL RETURN(2)                                     1.77%        5.77%         3.92%        1.76%        3.29%        1.73%

RATIOS/SUPPLEMENTAL DATA(1):
Net assets, end of period (000 omitted)          $  39,370    $  39,699      $40,474      $33,861      $35,013      $36,332
   Ratios (As a percentage of average
    daily net assets):
Net expenses                                        0.97%(4)     0.96%         0.96%        0.97%        0.97%        0.95%
Net expenses after custodian fee reduction          0.95%(4)     0.95%         0.95%        0.95%        0.95%        0.95%
Interest expense                                    0.01%(4)     0.02%         0.02%        0.01%        0.02%        0.01%
Net investment income                               6.69%(4)     4.80%         4.47%        4.12%        4.29%        4.43%
Portfolio turnover rate                               15%(5)       47%           75%         103%          27%          20%

----------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2008, and for the years ended December 31,
    2007, 2006, 2005, 2004, and 2003, the operating expenses of  the Fund were reduced by a waiver of fees and/or an  allocation of expenses to the  distributor  and/or investment  adviser.  Had such action not been undertaken,  net investment income per share and the ratios would have been as follows:

                                                   2008         2007          2006         2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income per share                  $  0.310     $  0.429     $   0.391    $   0.369    $   0.410     $  0.401
                                                 ==========   ==========   ==========   ==========   ==========    ==========
   Ratios (As a percentage of average net assets):

     Expenses                                       1.22%(4)     1.23%         1.31%        1.30%        1.28%        1.12%
                                                 ==========   ==========   ==========   ==========   ==========    ==========
   Expenses after custodian fee reduction           1.20%(4)     1.22%         1.30%        1.28%        1.25%        1.12%
                                                 ==========   ==========   ==========   ==========   ==========    ==========
   Interest expense                                 0.01%(4)     0.02%         0.02%        0.01%        0.02%        0.01%
                                                 ==========   ==========   ==========   ==========   ==========    ==========
   Net investment income                            6.45%(4)     4.52%         4.13%        3.80%        3.99%        4.26%
                                                 ==========   ==========   ==========   ==========   ==========    ==========

-----------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3  Certain per share amounts are based on average shares outstanding.
(4) Annualized.
(5) Not annualized.


Wright Managed Income Trust
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1    Significant Accounting Policies
    ----------------------------------
The Wright Managed Income Trust (the Trust), issuer of Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end, management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B. Investment Transactions - Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Interest Income - Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Trust, for federal income tax purposes, had capital loss carryovers of $3,311,851 (WTRB) and $1,331,737 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

                                                        Amount Expiring at December 31,
                         -------------------------------------------------------------------------------------------------
   Fund                  2008         2010         2011         2012          2013         2014         2015        Total
--------------------------------------------------------------------------------------------------------------------------

  WTRB               $1,244,473   $  508,606           --           --    $  270,953   $1,088,772   $  199,047  $ 3,311,851
  WCIF                   --           --      $   505,639  $   469,640       196,117       --          160,341    1,331,737

---------------------------------------------------------------------------------------------------------------------------

As of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E.. Expenses - The majority of expenses of each Fund are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce the Funds' custodian fees are reported as a reduction of expenses in the Statement of Operations.

G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. Indemnifications - Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enters into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

I. Interim Financial Statements - The interim financial statements relating to June 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2    Distributions to Shareholders
    --------------------------------
The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    Investment Adviser Fee and Other Transactions With Affiliates
    -----------------------------------------------------------------
The investment adviser fee is earned by Wright Investor Services, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. The fee is computed at an annual rate of 0.45% of average daily net assets for WTRB and WCIF, and is payable monthly. For the six months ended June 30, 2008 the fee and percentage of average daily net assets, for each of the Funds was as follows:

      Fund                Fee                  Percentage of Net Assets
-------------------------------------------------------------------------------

      WTRB             $55,055                       0.45%
      WCIF              89,803                       0.45%

The administration fee is earned by Eaton Vance Management for administering the business affairs of each of the Funds and is computed at an annual rate of 0.07% of the average daily net assets for WTRB and at an annual rate of 0.09% of the average daily net assets of WCIF. For the six months ended, the administration fee for WTRB and WCIF amounted to $8,564 and $17,961, respectively.

Wright has agreed to reimburse expenses to the extent that total annual operating expenses exceed 0.95% of the average daily net assets of each of WTRB and WCIF, respectively, through April 30, 2009. Thereafter, the reimbursement may be changed or terminated at any time. In addition, effective March 22, 2007 and August 28, 2007, Wright and Wright Investors' Service Distributors, Inc., have voluntarily agreed to limit the operating expenses of WTRB to 0.70%, after custodian fee reductions. Such voluntary limitation may be terminated at any time. Pursuant to this agreement, Wright made reductions of its investment adviser fee by $55,055 and $46 for WTRB and WCIF, respectively and was allocated expenses of $11,475 for WTRB, for the six months ended June 30, 2008.

4    Distribution Plans
     ------------------
The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution and service fee of 0.25% per annum of the average daily net assets of each Fund for distribution services and facilities provided to each Fund by the Principal Underwriter, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to the Principal Underwriter for the six months ended June 30, 2008 for WTRB and WCIF amounted to $30,586 and $49,891, respectively. Pursuant to a written agreement (Note 3) the Principal Underwriter made a reduction of its fees of $30,586 and $48,623 on behalf of WTRB and WCIF, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the six months ended June 30, 2008, the Funds did not accrue or pay any service fees.

5    Investment Transactions
    ---------------------------
Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

                                               WTRB                  WCIF
------------------------------------------------------------------------------

     Purchases -
     Non-U.S. Gov't & Agency Obligations  $ 3,880,440            $     6,872
                                        ----------------       ----------------

     U.S Gov't & Agency Obligations       $12,271,002            $10,107,635
                                        ----------------       ----------------


     Sales -
     Non-U.S. Gov't & Agency Obligations $  2,765,758            $      -
                                        ----------------       ----------------

     U.S Gov't & Agency Obligations      $ 13,571,644            $ 6,028,263
                                       ----------------        ----------------

-------------------------------------------------------------------------------


6    Shares of Beneficial Interest
    -------------------------------
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in Fund shares were as follows:

                                                                   Six Months Ended                    Year Ended
                                                                     June 30, 2008                  December 31, 2007
                                                                     -------------                  -----------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

Wright Total Return Bond Fund--
     Sold.................................................      195,708   $    2,428,509         298,879    $   3,663,258
     Issued to shareholders in payment of distributions
      declared............................................       38,518          476,622          81,211          994,635

     Redemptions..........................................    (357,314)      (4,411,760)       (875,601)      (10,706,894)
                                                             ------------  ---------------   ------------    ---------------
         Net decrease.....................................    (123,088)   $  (1,506,629)       (495,511)    $  (6,049,001)
                                                             ============  ===============   ============    ===============


Wright Current Income Fund--
     Sold.................................................      499,632   $    4,814,318         788,878    $   7,459,407
     Issued to shareholders in payment of distributions
      declared............................................       67,296          648,036         136,552        1,294,792

     Redemptions..........................................    (576,517)      (5,538,802)     (1,041,404)       (9,863,138)
     Issued to Wright U.S. Government Near Term Fund......         -                -               -                  -
                                                             ------------  ---------------   ------------    ---------------
         Net increase (decrease)..........................      (9,589)   $     (76,448)       (115,974)    $  (1,108,939)
                                                             ============  ===============   ============    ===============



7    Federal Income Tax Basis of Investments
    --------------------------------------------
The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2008, as computed on a federal income tax basis, are as follows:

                                                     WTRB          WCIF
-------------------------------------------------------------------------------

     Aggregate cost                              $ 23,170,036   $   8,324,876
                                              ================ ================
     Gross unrealized appreciation                    148,067         772,226
     Gross unrealized depreciation                  (557,396)        (180,380)
                                              ---------------- ----------------
     Net unrealized appreciation (depreciation)     (409,329)          591,846
                                              ================ ================


-------------------------------------------------------------------------------


8    Line of Credit
    ----------------
The Funds participate with other Funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At June 30, 2008, there were no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate for the six months ended June 30, 2008 are as follows:

                                     WTRB                        WCIF
-------------------------------------------------------------------------------

          Average borrowing      $   21,628                $   28,864
          Average interest rate          2%                        2%

-------------------------------------------------------------------------------


9    Fair Valuation Measures
    -------------------------

Each Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o   Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2008, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:

WTRB
                     Valuation Inputs                 Investments in Securities
                  --------------------------------------------------------------

         Level 1   Quoted Prices                         $       -
         Level 2   Other Significant Observable Inputs      22,760,707
         Level 3   Significant Unobservable Inputs               -
                  -------------------------------------------------------------
         Total                                           $  22,760,707


WCIF
                   Valuation Inputs                   Investments in Securities
                  -------------------------------------------------------------

         Level 1  Quoted Prices                          $       -
         Level 2  Other Significant Observable Inputs       38,916,722
         Level 3  Significant Unobservable Inputs                -
                 --------------------------------------------------------------
         Total                                           $  38,916,722


The Funds held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.


                                BOARD OF TRUSTEES
              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

Equity Funds and Income Funds
-------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Fund's Chief Compliance Officer.

Additional Considerations for Equity Funds
--------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.


                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

                         Wright Managed Investment Funds
                         Wright Investors' Service, Inc.
                  Wright Investors' Service Distributors, Inc.
                             Eaton Vance Management

                                 Privacy Policy
                              ---------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o We have adopted policies and procedures  (including physical,  electronic
       and   procedural   safeguards)   that  are   designed   to  protect   the
       confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.


          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
         ---------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               PORTFOLIO HOLDINGS
                          ---------------------------

     In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http:/www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:/sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 800-888-9471.

                      PROXY VOTING POLICIES AND PROCEDURES
                   --------------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.



SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet E.Sanders, Secretary
         Barbara E. Campbell, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: wright@wisi.com

         CUSTODIAN
         State Street Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Atlantic Fund Administration, LLC
         P.O. Box 588
         Portland, ME 04112

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.





ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not required in filing.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not required in Filing

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not required in Filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not required in Filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not required in Filing

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Income Trust (On behalf of Wright Total Return Bond Fund and
-------------------------------------------------------------------------------
Wright Current Income Fund)
----------------------------



By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President


Date:  August 21,2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Barbara E. Campbell
         -------------------------
         Barbara E. Campbell
         Treasurer

Date:   August 22,2008



By:      /s/ Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President

Date:   August 21,2008